UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–21598)

Exact name of registrant as specified in charter:	Putnam Target Date Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — July 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam RetirementReady® Funds

Annual report
7 | 31 | 20

Putnam RetirementReady® Funds invest in a diversified mix of Putnam portfolios and funds to match the time horizons of retirement investors.

Putnam
RetirementReady®
Funds

Putnam RetirementReady 2060 Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2055 Fund	Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2045 Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2040 Fund	Putnam RetirementReady Maturity Fund*

Annual report
7 | 31 | 20

*Prior to December 2, 2019, this fund was known as Putnam Retirement Income Fund Lifestyle 1.

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

September 14, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Performance history as of 7/31/20

Annualized total return (%) before sales charge comparison

Class A shares	Life of fund*	10 years	5 years	3 years	1 year
2060 Fund	7.05%	—	—	5.85%	5.83%
2055 Fund	8.70	—	5.94%	5.68	5.53
2050 Fund	6.40	9.19%	5.84	5.59	5.33
2045 Fund	6.36	8.93	5.64	5.30	4.75
2040 Fund	6.19	8.53	5.28	4.86	4.04
2035 Fund	5.78	7.83	4.72	4.30	3.12
2030 Fund	5.28	6.91	4.00	3.69	2.12
2025 Fund	4.64	5.85	3.18	2.94	1.23
2020 Fund	3.84	4.68	2.40	2.14	0.04
Maturity Fund	2.84	3.18	2.10	1.96	0.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the table above do not reflect a sales charge of 4.00% for RetirementReady Maturity Fund and 5.75% for all other funds; had they, returns would have been lower. See below and pages 8–21 for additional performance information. For a portion of the periods, the funds had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* With the exception of Putnam RetirementReady 2050 Fund, 2055 Fund, and 2060 Fund (inceptions: 5/2/05, 11/30/10, and 11/30/15, respectively), the inception date of the class A shares of the RetirementReady Funds is 11/1/04.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/20. See above and pages 8–21 for additional fund performance information. Index descriptions can be found on pages 29–30.

2 RetirementReady® Funds

How were market conditions during the 12-month reporting period?

Global financial markets proved to be surprisingly resilient during the fiscal 12-month period. Investors had a favorable view of equities, fixed income, global growth, and trade relations for much of the period through mid-February 2020. By late February 2020, the novel coronavirus pandemic [COVID-19] and the collapse in oil prices sent markets into a tailspin. Still, as of the end of July 2020, markets had largely recovered from their lows. The S&P 500 Index, a broad measure of U.S. stock market performance, ended the reporting period up 11.96%, the Bloomberg Barclays U.S. Aggregate Bond Index gained 10.12%, and the ICE BofA 1–3 Year U.S. Corporate Index advanced 4.97%.

Investors, however, remain concerned as the recent spike in COVID-19 cases sapped momentum from the nascent economic recovery. In addition, the global recession weighed on businesses and labor markets. The Federal Reserve’s [the Fed] bond purchase programs and a flight-to-quality trade pushed the yields on U.S. Treasuries lower. The yield on the 10-year Treasury note ended July 2020 at 0.55% compared with 2.02% as of July 31, 2019.

RetirementReady® Funds 3

The market for high-yield and investment-grade corporate bonds recovered as spreads, or the risk premiums investors demand to hold these securities over U.S. Treasuries, narrowed during the period.

The Fed cut interest rates to near zero in mid-March and unleashed a torrent of bond-buying programs to help stabilize the markets. These actions increased liquidity in the bond markets and, in turn, stabilized spreads. The U.S. Congress also pumped trillions of stimulus dollars into the economy. Central banks across Europe, Asia, and other regions also rolled out stimulus measures.

How did the funds perform?

All of the RetirementReady Funds finished with positive returns for the 12-month period, reflecting strength across a variety of asset classes. Funds intended for investors further from retirement outperformed near-retirement funds.

The glide path of the RetirementReady Funds is an important tool that distinguishes Putnam from its peers. Our glide path starts off more aggressive than the average for our Lipper peer group, with a higher equity weight in the early part of the glide path for funds serving people retiring in the 2050s or 2060s. Our glide path becomes more conservative relative to peers for the funds serving investors nearing retirement in the 2020s or 2030s.

What underlying funds’ strategies contributed to or detracted from performance during the period?

Across the funds, performance was largely a product of positive returns from stocks and bonds held by the underlying funds. Dynamic asset allocation was a small positive while active implementation detracted.

Given the volatility experienced during this period, it’s not surprising that we shifted our asset allocations on several occasions. We began the period underweight rate-sensitive fixed income, which detracted as interest rates fell and bond prices rose, resulting in a slightly negative asset allocation contribution. This was more than offset early in 2020 when the funds were underweight equity risk, which benefited the portfolios as equity markets sold off. In fixed income, the funds started the year underweight credit risk and slightly overweight interest-rate risk, both of which added value as credit spreads widened significantly and interest rates fell. These allocation decisions were especially beneficial to the portfolios during the height of market stress, when the S&P 500 lost over 33% from February 20 to March 23 and credit spreads widened to levels not seen since the 2008 financial crisis.

Active implementation was a slight detractor over this 12-month period. Underperformance here was primarily a result of stock selection weakness within our quantitative U.S. large-cap equity sleeve. We did see a positive contribution from emerging-market equity selection, which had the largest impact on funds intended for investors further from retirement. Our exposure to fixed income absolute return strategies ended roughly flat while the allocation to multi-asset absolute return strategies detracted.

What is your outlook for the coming months?

Markets have, for the time being, rebounded as governments and central banks introduced stimulus measures to reduce the damage caused by the economic shutdown. However, we believe the biggest risk on the horizon is the further spread of COVID-19 and its impact on economic growth, corporate earnings growth, and cash flows. In equities, we don’t expect to see a significant pullback because we believe

4 RetirementReady® Funds

investors are prepared for further complications relating to COVID-19.

In corporate credit, both investment-grade and high-yield bonds have advanced and spreads tightened, mirroring the strength seen across equity markets. We believe credit markets will continue to improve as the Fed stands ready to prevent spreads from widening by purchasing investment-grade corporate bonds. Interest rates are likely to remain range bound. Fed Chair Jerome Powell reiterated in July the pledge to maintain aggressive measures to support the economy. The Fed has pinned its policy rate near zero. Therefore, we expect short-term rates to remain near record lows this year.

Against this backdrop, we continue to have conviction in our investment strategies based on their strong long-term results. As for asset allocation, we will continue to take a tactical approach, adjusting exposure across various markets as conditions warrant. We will continue to monitor equity and fixed income markets and add securities when we see more attractive valuation levels.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by a fund for the entire period. Portfolio composition is subject to review in accordance with each fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning a fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the underlying fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the underlying fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

RetirementReady® Funds 5

Composition of the funds’
underlying investments

Historically, each Putnam RetirementReady® Fund invests, to varying degrees, in a variety of Putnam mutual funds. This section describes the goals and strategies of each of the underlying Putnam funds as of July 31, 2020. For more information, please see the funds’ prospectus.

Putnam Fixed Income Absolute Return Fund and Putnam Multi-Asset Absolute Return Fund

Each fund pursues an “absolute return” strategy that seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. Putnam Fixed Income Absolute Return Fund invests in a broadly diversified portfolio reflecting uncorrelated fixed-income strategies. Putnam Multi-Asset Absolute Return Fund combines two independent investment strategies: directional strategies, which provide broad exposure to investment markets, and non-directional strategies, which seek returns from active trading. Actual allocations of both funds will vary.

Putnam Dynamic Asset Allocation Equity Fund

The fund’s portfolio invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide and is designed for investors seeking long-term growth. The fund typically allocates approximately 75% of its assets to investments in U.S. companies and 25% of its assets to international companies, but allocations may vary. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Growth Fund

The fund’s portfolio invests mainly in equity securities (growth or value stocks or both) of U.S. and international companies of any size and is designed for investors seeking capital appreciation with moderate risk. The fund’s strategic equity weighting is 80% (the range is 65% to 95%), with the balance invested in a range of fixed-income investments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Balanced Fund

The fund’s portfolio is diversified across stocks and bonds in global markets and is designed for investors seeking total return. The fund’s strategic equity allocation is 60% (the range is 45% to 75%), with the balance invested in bonds and money market instruments. The Portfolio Managers can adjust the allocations based on market conditions.

Putnam Dynamic Asset Allocation Conservative Fund

The fund’s globally diversified portfolio emphasizes bonds over stocks and is designed for investors who want to protect the value of their investment while receiving regular income and protection against inflation. The strategic fixed-income allocation is 70% (with a range of 55% to 85%), with the balance invested in stocks and money market instruments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Government Money Market Fund

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 99.5% of its total assets in cash, U.S. government securities, and repurchase agreements that are fully collateralized by U.S. government securities or cash.

6 RetirementReady® Funds

You can lose money by investing in Putnam Government Money Market Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Each RetirementReady Fund has a different target date that may be attractive to investors who plan to retire or otherwise begin withdrawing assets from their account, typically at retirement. The funds are generally weighted more heavily toward more aggressive, higher-risk investments when the target date of the fund is far off, and more conservative, lower-risk investments when the target date of the fund is near. The principal value of the funds is not guaranteed at any time, including the target date.

Allocations by fund as of 7/31/20

Underlying Putnam Fund	Putnam RetirementReady 2060 Fund	Putnam RetirementReady 2055 Fund	Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2045 Fund	Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2035 Fund	Putnam RetirementReady 2030 Fund	Putnam RetirementReady 2025 Fund	Putnam RetirementReady 2020 Fund	Putnam RetirementReady Maturity Fund
Putnam Dynamic Asset Allocation
Equity Fund	73.5%	59.9%	42.2%	18.3%	0.9%	0.0%	0.0%	0.0%	0.0%	0.0%
Putnam Dynamic Asset Allocation
Growth Fund	16.0%	29.1%	46.1%	67.0%	68.6%	31.6%	1.4%	0.0%	0.0%	0.0%
Putnam Dynamic Asset Allocation
Balanced Fund	0.0%	0.0%	0.0%	0.0%	9.5%	38.6%	53.8%	26.8%	1.1%	0.0%
Putnam Dynamic Asset Allocation
Conservative Fund	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.5%	21.0%	33.8%	34.3%
Putnam Multi-Asset Absolute
Return Fund	9.5%	9.5%	9.5%	11.3%	15.1%	19.0%	23.3%	28.6%	36.9%	30.3%
Putnam Fixed Income Absolute
Return Fund	0.7%	1.1%	1.9%	2.4%	3.5%	7.6%	12.5%	18.0%	22.4%	29.6%
Putnam Government Money
Market Fund	0.4%	0.4%	0.4%	1.1%	2.5%	3.3%	4.5%	5.7%	5.8%	5.8%

Percentages are based on net assets as of 7/31/20. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%.

RetirementReady® Funds 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/20

	Class A		Class B		Class C		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)
	Before	After					Net	Net	Net
	sales	sales	Before	After	Before	After	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	value	value
2060 Fund*
Life of fund	37.44%	29.53%	32.73%	30.73%	32.70%	32.70%	35.76%	39.46%	38.96%
Annual average	7.05	5.70	6.25	5.91	6.25	6.25	6.77	7.39	7.30
3 years	18.61	11.79	16.06	13.08	15.94	15.94	17.68	19.85	19.43
Annual average	5.85	3.78	5.09	4.18	5.05	5.05	5.58	6.22	6.10
1 year	5.83	–0.26	5.06	0.06	5.06	4.06	5.49	6.20	6.08
2055 Fund†
Life of fund	124.03%	111.15%	110.97%	110.97%	108.50%	108.50%	118.73%	130.71%	129.71%
Annual average	8.70	8.04	8.03	8.03	7.90	7.90	8.43	9.03	8.98
5 years	33.44	25.77	28.59	26.74	28.53	28.53	31.74	35.79	35.20
Annual average	5.94	4.69	5.16	4.85	5.15	5.15	5.67	6.31	6.22
3 years	18.04	11.25	15.53	12.82	15.50	15.50	17.22	19.41	18.99
Annual average	5.68	3.62	4.93	4.10	4.92	4.92	5.44	6.09	5.97
1 year	5.53	–0.54	4.72	–0.17	4.74	3.76	5.26	5.88	5.80
2050 Fund‡
Annual average
(life of fund)	6.40%	5.99%	5.98%	5.98%	5.87%	5.87%	6.13%	6.69%	6.66%
10 years	140.88	127.03	126.73	126.73	123.44	123.44	134.81	147.82	146.99
Annual average	9.19	8.54	8.53	8.53	8.37	8.37	8.91	9.50	9.46
5 years	32.82	25.19	27.88	25.89	27.98	27.98	31.17	35.00	34.54
Annual average	5.84	4.60	5.04	4.71	5.06	5.06	5.58	6.19	6.11
3 years	17.74	10.97	15.03	12.31	15.07	15.07	16.84	18.88	18.64
Annual average	5.59	3.53	4.78	3.94	4.79	4.79	5.32	5.93	5.86
1 year	5.33	–0.73	4.52	–0.39	4.55	3.57	5.01	5.65	5.58

8 RetirementReady® Funds

Fund performance Total return for periods ended 7/31/20 cont.

	Class A		Class B		Class C		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)
	Before	After					Net	Net	Net
	sales	sales	Before	After	Before	After	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	value	value
2045 Fund
Annual average
(life of fund)	6.36%	5.96%	5.96%	5.96%	5.86%	5.86%	6.10%	6.66%	6.63%
10 years	135.19	121.66	121.47	121.47	118.15	118.15	129.49	142.17	141.19
Annual average	8.93	8.29	8.28	8.28	8.11	8.11	8.66	9.25	9.20
5 years	31.59	24.02	26.79	24.86	26.76	26.76	30.05	33.83	33.29
Annual average	5.64	4.40	4.86	4.54	4.86	4.86	5.40	6.00	5.92
3 years	16.76	10.05	14.15	11.49	14.15	14.15	15.93	17.98	17.61
Annual average	5.30	3.24	4.51	3.69	4.51	4.51	5.05	5.67	5.56
1 year	4.75	–1.27	3.98	–0.89	3.97	3.00	4.58	5.11	5.03
2040 Fund
Annual average
(life of fund)	6.19%	5.79%	5.78%	5.78%	5.69%	5.69%	5.92%	6.47%	6.45%
10 years	126.72	113.69	113.49	113.49	110.26	110.26	121.08	133.18	132.36
Annual average	8.53	7.89	7.88	7.88	7.71	7.71	8.26	8.84	8.80
5 years	29.34	21.90	24.52	22.54	24.49	24.49	27.68	31.34	30.88
Annual average	5.28	4.04	4.48	4.15	4.48	4.48	5.01	5.60	5.53
3 years	15.29	8.66	12.73	9.99	12.73	12.73	14.43	16.45	16.11
Annual average	4.86	2.81	4.08	3.22	4.07	4.07	4.60	5.21	5.10
1 year	4.04	–1.94	3.24	–1.64	3.23	2.25	3.73	4.36	4.24
2035 Fund
Annual average
(life of fund)	5.78%	5.39%	5.38%	5.38%	5.28%	5.28%	5.51%	6.07%	6.05%
10 years	112.46	100.25	99.98	99.98	97.07	97.07	107.18	118.55	117.69
Annual average	7.83	7.19	7.18	7.18	7.02	7.02	7.56	8.13	8.09
5 years	25.93	18.69	21.25	19.25	21.27	21.27	24.32	27.95	27.45
Annual average	4.72	3.49	3.93	3.58	3.93	3.93	4.45	5.05	4.97
3 years	13.45	6.93	10.90	8.09	10.95	10.95	12.60	14.62	14.32
Annual average	4.30	2.26	3.51	2.63	3.52	3.52	4.04	4.65	4.56
1 year	3.12	–2.81	2.32	–2.60	2.37	1.39	2.86	3.48	3.38
2030 Fund
Annual average
(life of fund)	5.28%	4.88%	4.88%	4.88%	4.78%	4.78%	5.01%	5.56%	5.54%
10 years	95.05	83.83	83.77	83.77	80.99	80.99	90.17	100.54	99.91
Annual average	6.91	6.28	6.27	6.27	6.11	6.11	6.64	7.21	7.17
5 years	21.65	14.66	17.17	15.17	17.20	17.20	20.13	23.58	23.19
Annual average	4.00	2.77	3.22	2.87	3.22	3.22	3.74	4.33	4.26
3 years	11.49	5.08	9.03	6.17	9.00	9.00	10.60	12.57	12.33
Annual average	3.69	1.67	2.92	2.02	2.91	2.91	3.42	4.02	3.95
1 year	2.12	–3.75	1.36	–3.54	1.36	0.38	1.83	2.44	2.34

RetirementReady® Funds 9

Fund performance Total return for periods ended 7/31/20 cont.

	Class A		Class B		Class C		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)
	Before	After					Net	Net	Net
	sales	sales	Before	After	Before	After	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	value	value
2025 Fund
Annual average
(life of fund)	4.64%	4.25%	4.25%	4.25%	4.15%	4.15%	4.38%	4.93%	4.90%
10 years	76.50	66.35	66.34	66.34	63.74	63.74	72.09	81.71	80.99
Annual average	5.85	5.22	5.22	5.22	5.05	5.05	5.58	6.15	6.11
5 years	16.92	10.20	12.58	10.61	12.63	12.63	15.42	18.85	18.38
Annual average	3.18	1.96	2.40	2.04	2.41	2.41	2.91	3.51	3.43
3 years	9.10	2.82	6.65	3.77	6.66	6.66	8.22	10.19	9.88
Annual average	2.94	0.93	2.17	1.24	2.17	2.17	2.67	3.29	3.19
1 year	1.23	–4.59	0.42	–4.49	0.45	–0.53	0.95	1.54	1.46
2020 Fund
Annual average
(life of fund)	3.84%	3.45%	3.44%	3.44%	3.35%	3.35%	3.57%	4.12%	4.10%
10 years	57.95	48.87	48.77	48.77	46.50	46.50	53.83	62.47	61.97
Annual average	4.68	4.06	4.05	4.05	3.89	3.89	4.40	4.97	4.94
5 years	12.58	6.10	8.44	6.49	8.44	8.44	11.01	14.35	14.00
Annual average	2.40	1.19	1.63	1.27	1.63	1.63	2.11	2.72	2.65
3 years	6.56	0.43	4.20	1.32	4.20	4.20	5.57	7.62	7.36
Annual average	2.14	0.14	1.38	0.44	1.38	1.38	1.82	2.48	2.40
1 year	0.04	–5.71	–0.69	–5.56	–0.76	–1.73	–0.36	0.35	0.28
Maturity Fund
Annual average
(life of fund)	2.84%	2.58%	2.45%	2.45%	2.36%	2.36%	2.58%	3.12%	3.10%
10 years	36.70	31.23	28.69	28.69	26.75	26.75	33.21	40.54	40.12
Annual average	3.18	2.75	2.55	2.55	2.40	2.40	2.91	3.46	3.43
5 years	10.94	6.50	6.88	4.96	6.86	6.86	9.50	12.66	12.33
Annual average	2.10	1.27	1.34	0.97	1.33	1.33	1.83	2.41	2.35
3 years	6.00	1.76	3.68	0.77	3.62	3.62	5.13	7.04	6.83
Annual average	1.96	0.58	1.21	0.26	1.19	1.19	1.68	2.29	2.23
1 year	0.19	–3.82	–0.52	–5.39	–0.58	–1.55	–0.06	0.52	0.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. The maximum sales charges for RetirementReady Maturity Fund class A shares is 4.00%. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, these funds had expense limitations, without which returns would have been lower.

For the funds with eight years of performance, class B share performance reflects conversion to class A shares after eight years.

For the funds with 10 years of performance, class C share performance reflects conversion to class A shares after 10 years.

* The inception date of Putnam RetirementReady 2060 Fund is 11/30/15, for all share classes except class R6, which is on 9/1/16.

10 RetirementReady® Funds

† The inception date of Putnam RetirementReady 2055 Fund is 11/30/10, for all share classes except class R6, which is 9/1/16.

‡ The inception date of Putnam RetirementReady 2050 Fund is 5/2/05, for all share classes except class R6, which is 9/1/16.

Comparative index returns For periods ended 7/31/20

		Bloomberg Barclays U.S.
	S&P 500 Index	Aggregate Bond Index
Annual average (life of fund)
(since 11/1/04)*	9.22%	4.45%
Annual average (life of fund)
(since 5/2/05)†	9.30	4.53
Life of fund	238.56	44.47
Annual average (since 11/30/10)‡	13.45	3.88
Life of fund	72.81	24.08
Annual average (since 11/30/15)**	12.44	4.73
10 years	265.58	46.16
Annual average	13.84	3.87
5 years	72.23	24.43
Annual average	11.49	4.47
3 years	40.53	18.07
Annual average	12.01	5.69
1 year	11.96	10.12

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Inception date of all the Putnam RetirementReady Funds with the exception of the 2050, 2055, and 2060 Fund.

† Inception date of Putnam RetirementReady 2050 Fund.

‡ Inception date of Putnam RetirementReady 2055 Fund.

** Inception date of Putnam RetirementReady 2060 Fund.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,273 ($13,073 after contingent deferred sales charge) and $13,270 (contingent deferred sales charge no longer applies). A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,576, $13,946, and $13,896 respectively See first page of performance section for performance calculation method.

RetirementReady® Funds 11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $21,097 and $20,850, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $21,873, $23,071, and $22,971, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,673 and $22,344, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $23,481, $24,782, and $24,699, respectively. See first page of performance section for performance calculation method.

12 RetirementReady® Funds

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,147 and $21,815, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $22,949, $24,217, and $24,119, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $21,349 and $21,026, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $22,108, $23,318, and $23,236, respectively. See first page of performance section for performance calculation method.

RetirementReady® Funds 13

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $19,998 and $19,707, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $20,718, $21,855, and $21,769, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,377 and $18,099, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $19,017, $20,054, and $19,991, respectively. See first page of performance section for performance calculation method.

14 RetirementReady® Funds

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,634 and $16,374, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $17,209, $18,171, and $18,099, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,877 and $14,650, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $15,383, $16,247, and $16,197, respectively. See first page of performance section for performance calculation method.

RetirementReady® Funds 15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,869 and $12,675, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,321, $14,054, and $14,012, respectively. See first page of performance section for performance calculation method.

Fund price and distribution information For the 12-month period ended 7/31/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
2060 Fund
Number	1		1	1	1	1	1
Income	$0.122313		$0.028313	$0.056313	$0.018313	$0.147313	$0.143313
Capital gains
Long-term gains	0.475000		0.475000	0.475000	0.475000	0.475000	0.475000
Short-term gains	0.030687		0.030687	0.030687	0.030687	0.030687	0.030687
Total	$0.628000		$0.534000	$0.562000	$0.524000	$0.653000	$0.649000
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$10.99	$11.66	$10.94	$10.90	$11.01	$11.08	$11.06
7/31/20	11.00	11.67	10.96	10.89	11.09	11.11	11.08
2055 Fund
Number	1		1	1	1	1	1
Income	$0.080		—	$0.003	$0.056	$0.115	$0.045
Capital gains
Long-term gains	0.766		$0.766	0.766	0.766	0.766	0.766
Short-term gains	—		—	—	—	—	—
Total	$0.846		$0.766	$0.769	$0.822	$0.881	$0.811
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$11.01	$11.68	$10.92	$10.73	$11.07	$11.14	$11.12
7/31/20	10.77	11.43	10.67	10.47	10.83	10.91	10.95

16 RetirementReady® Funds

Fund price and distribution information For the 12-month period ended 7/31/20 cont.

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
2050 Fund
Number	1		1	1	1	1	1
Income	$0.223		$0.041	$0.096	$0.136	$0.278	$0.266
Capital gains
Long-term gains	1.070		1.070	1.070	1.070	1.070	1.070
Short-term gains	—		—	—	—	—	—
Total	$1.293		$1.111	$1.166	$1.206	$1.348	$1.336
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$17.96	$19.06	$17.67	$17.48	$17.72	$18.13	$18.14
7/31/20	17.62	18.69	17.36	17.11	17.40	17.80	17.81
2045 Fund
Number	1		1	1	1	1	1
Income	$0.293000		$0.148000	$0.137000	$0.033000	$0.347000	$0.275000
Capital gains
Long-term gains	1.011000		1.011000	1.011000	1.011000	1.011000	1.011000
Short-term gains	—		—	—	—	—	—
Total	$1.304000		$1.159000	$1.148000	$1.044000	$1.358000	$1.286000
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$19.90	$21.11	$17.75	$17.73	$20.63	$24.72	$24.67
7/31/20	19.54	20.73	17.30	17.29	20.53	24.62	24.62
2040 Fund
Number	1		1	1	1	1	1
Income	$0.245		$0.078	$0.095	$0.209	$0.311	$0.290
Capital gains
Long-term gains	1.062		1.062	1.062	1.062	1.062	1.062
Short-term gains	—		—	—	—	—	—
Total	$1.307		$1.140	$1.157	$1.271	$1.373	$1.352
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$22.00	$23.34	$19.99	$19.63	$23.06	$26.56	$26.54
7/31/20	21.58	22.90	19.50	19.11	22.65	26.34	26.31
2035 Fund
Number	1		1	1	1	1	1
Income	$0.375388		$0.196388	$0.222388	$0.304388	$0.434388	$0.378388
Capital gains
Long-term gains	0.574612		0.574612	0.574612	0.574612	0.574612	0.574612
Short-term gains	—		—	—	—	—	—
Total	$0.950000		$0.771000	$0.797000	$0.879000	$1.009000	$0.953000
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$22.18	$23.53	$20.17	$20.02	$21.31	$26.53	$26.48
7/31/20	21.92	23.26	19.87	19.70	21.04	26.44	26.42

RetirementReady® Funds 17

Fund price and distribution information For the 12-month period ended 7/31/20 cont.

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
2030 Fund
Number	1		1	1	1	1	1
Income	$0.487904		$0.306904	$0.345904	$0.442904	$0.553904	$0.529904
Capital gains
Long-term gains	0.418096		0.418096	0.418096	0.418096	0.418096	0.418096
Short-term gains	—		—	—	—	—	—
Total	$0.906000		$0.725000	$0.764000	$0.861000	$0.972000	$0.948000
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$21.95	$23.29	$20.76	$20.66	$20.79	$25.60	$25.57
7/31/20	21.51	22.82	20.32	20.18	20.31	25.25	25.22
2025 Fund
Number	1		1	1	1	1	1
Income	$0.496364		$0.283364	$0.339364	$0.392364	$0.556364	$0.497364
Capital gains
Long-term gains	0.194636		0.194636	0.194636	0.194636	0.194636	0.194636
Short-term gains	—		—	—	—	—	—
Total	$0.691000		$0.478000	$0.534000	$0.587000	$0.751000	$0.692000
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$21.98	$23.32	$20.38	$20.27	$20.57	$22.18	$22.13
7/31/20	21.56	22.88	19.99	19.83	20.18	21.77	21.76
2020 Fund
Number	1		1	1	1	1	1
Income	$0.466184		$0.290184	$0.308184	$0.140184	$0.523184	$0.508184
Capital gains
Long-term gains	0.085816		0.085816	0.085816	0.085816	0.085816	0.085816
Short-term gains	—		—	—	—	—	—
Total	$0.552000		$0.376000	$0.394000	$0.226000	$0.609000	$0.594000
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$19.23	$20.40	$18.49	$18.46	$18.49	$21.84	$21.80
7/31/20	18.69	19.83	17.99	17.93	18.20	21.31	21.27
Maturity Fund
Number	12		12	12	12	12	12
Income	$0.304		$0.175	$0.174	$0.262	$0.361	$0.345
Capital gains
Long-term gains	0.167		0.167	0.167	0.167	0.167	0.167
Short-term gains	—		—	—	—	—	—
Total	$0.471		$0.342	$0.341	$0.429	$0.528	$0.512
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/19	$17.62	$18.35	$17.18	$17.23	$17.60	$17.68	$17.68
7/31/20	17.18	17.90	16.75	16.79	17.16	17.24	17.25

18 RetirementReady® Funds

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares for all funds except Putnam RetirementReady Maturity Fund, for which the rate is 4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20

	Class A		Class B		Class C		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)
	Before	After					Net	Net	Net
	sales	sales	Before	After	Before	After	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	value	value
2060 Fund*
Life of fund	30.44%	22.94%	26.07%	24.07%	26.12%	26.12%	29.03%	32.43%	31.94%
Annual average	5.97	4.61	5.18	4.82	5.19	5.19	5.72	6.32	6.23
3 years	15.16	8.54	12.68	9.79	12.64	12.64	14.42	16.42	15.99
Annual average	4.82	2.77	4.06	3.16	4.05	4.05	4.59	5.20	5.07
1 year	0.99	–4.82	0.25	–4.53	0.22	–0.74	0.72	1.30	1.17
2055 Fund†
Life of fund	113.01%	100.76%	100.59%	100.59%	98.35%	98.35%	108.03%	119.29%	118.17%
Annual average	8.21	7.54	7.53	7.53	7.41	7.41	7.94	8.54	8.48
5 years	28.43	21.04	23.72	21.94	23.79	23.79	26.83	30.75	30.08
Annual average	5.13	3.89	4.35	4.05	4.36	4.36	4.87	5.51	5.40
3 years	14.83	8.23	12.28	9.64	12.28	12.28	13.98	16.11	15.61
Annual average	4.72	2.67	3.94	3.12	3.94	3.94	4.46	5.10	4.95
1 year	0.79	–5.01	0.07	–4.60	0.10	–0.83	0.57	1.09	1.03
2050 Fund‡
Annual average
(life of fund)	6.09%	5.68%	5.68%	5.68%	5.57%	5.57%	5.82%	6.38%	6.35%
10 years	145.08	130.99	130.65	130.65	127.18	127.18	138.82	152.06	151.07
Annual average	9.38	8.73	8.72	8.72	8.55	8.55	9.10	9.69	9.64
5 years	28.09	20.72	23.40	21.48	23.34	23.34	26.44	30.16	29.65
Annual average	5.08	3.84	4.29	3.97	4.29	4.29	4.80	5.41	5.33
3 years	14.61	8.02	12.06	9.41	11.99	11.99	13.69	15.80	15.39
Annual average	4.65	2.60	3.87	3.04	3.85	3.85	4.37	5.01	4.89
1 year	0.81	–4.99	0.04	–4.66	0.00	–0.94	0.51	1.17	1.04
2045 Fund
Annual average
(life of fund)	6.09%	5.69%	5.68%	5.68%	5.58%	5.58%	5.83%	6.38%	6.35%
10 years	139.62	125.84	125.75	125.75	122.35	122.35	133.80	146.63	145.63
Annual average	9.13	8.49	8.48	8.48	8.32	8.32	8.86	9.45	9.40
5 years	27.15	19.84	22.52	20.65	22.48	22.48	25.61	29.30	28.77
Annual average	4.92	3.69	4.15	3.83	4.14	4.14	4.67	5.27	5.19
3 years	13.89	7.34	11.35	8.76	11.29	11.29	13.03	15.07	14.71
Annual average	4.43	2.39	3.65	2.84	3.63	3.63	4.17	4.79	4.68
1 year	0.59	–5.19	–0.20	–4.88	–0.21	–1.14	0.33	0.90	0.82

RetirementReady® Funds 19

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/20 cont.

	Class A		Class B		Class C		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)
	Before	After					Net	Net	Net
	sales	sales	Before	After	Before	After	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	value	value
2040 Fund
Annual average
(life of fund)	5.94%	5.54%	5.53%	5.53%	5.44%	5.44%	5.67%	6.22%	6.20%
10 years	131.53	118.21	117.85	117.85	114.68	114.68	125.63	138.05	137.20
Annual average	8.76	8.12	8.10	8.10	7.94	7.94	8.48	9.06	9.02
5 years	25.42	18.21	20.77	18.85	20.78	20.78	23.80	27.40	26.94
Annual average	4.63	3.40	3.85	3.51	3.85	3.85	4.36	4.96	4.89
3 years	12.77	6.28	10.28	7.60	10.28	10.28	11.93	13.93	13.59
Annual average	4.09	2.05	3.32	2.47	3.32	3.32	3.83	4.44	4.34
1 year	0.30	–5.47	–0.45	–5.15	–0.48	–1.42	–0.01	0.61	0.49
2035 Fund
Annual average
(life of fund)	5.58%	5.18%	5.17%	5.17%	5.07%	5.07%	5.30%	5.86%	5.84%
10 years	117.45	104.95	104.95	104.95	101.71	101.71	112.13	123.78	122.98
Annual average	8.08	7.44	7.44	7.44	7.27	7.27	7.81	8.39	8.35
5 years	22.87	15.81	18.30	16.34	18.34	18.34	21.30	24.80	24.35
Annual average	4.21	2.98	3.42	3.07	3.43	3.43	3.94	4.53	4.46
3 years	11.45	5.04	8.95	6.19	8.98	8.98	10.58	12.59	12.29
Annual average	3.68	1.65	2.90	2.02	2.91	2.91	3.41	4.03	3.94
1 year	0.13	–5.63	–0.64	–5.42	–0.62	–1.57	–0.15	0.44	0.39
2030 Fund
Annual average
(life of fund)	5.11%	4.71%	4.70%	4.70%	4.61%	4.61%	4.85%	5.39%	5.37%
10 years	99.66	88.18	88.03	88.03	85.33	85.33	94.86	105.43	104.78
Annual average	7.16	6.53	6.52	6.52	6.36	6.36	6.90	7.47	7.43
5 years	19.48	12.61	15.07	13.11	15.13	15.13	18.04	21.40	21.02
Annual average	3.62	2.40	2.85	2.49	2.86	2.86	3.37	3.96	3.89
3 years	9.83	3.52	7.37	4.56	7.43	7.43	9.03	10.99	10.71
Annual average	3.18	1.16	2.40	1.50	2.42	2.42	2.92	3.54	3.45
1 year	–0.18	–5.92	–0.96	–5.75	–0.93	–1.88	–0.46	0.14	0.09
2025 Fund
Annual average
(life of fund)	4.51%	4.11%	4.11%	4.11%	4.01%	4.01%	4.24%	4.80%	4.77%
10 years	80.10	69.75	69.65	69.65	67.10	67.10	75.65	85.42	84.68
Annual average	6.06	5.43	5.43	5.43	5.27	5.27	5.80	6.37	6.33
5 years	15.48	8.84	11.31	9.36	11.28	11.28	14.03	17.41	16.95
Annual average	2.92	1.71	2.17	1.81	2.16	2.16	2.66	3.26	3.18
3 years	7.77	1.57	5.36	2.52	5.41	5.41	6.93	8.91	8.56
Annual average	2.52	0.52	1.76	0.83	1.77	1.77	2.26	2.89	2.78
1 year	–0.49	–6.21	–1.21	–6.04	–1.20	–2.16	–0.77	–0.12	–0.25

20 RetirementReady® Funds

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/20 cont.

	Class A		Class B		Class C		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)
	Before	After					Net	Net	Net
	sales	sales	Before	After	Before	After	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	value	value
2020 Fund
Annual average
(life of fund)	3.73%	3.34%	3.33%	3.33%	3.24%	3.24%	3.47%	4.01%	3.99%
10 years	60.31	51.09	50.97	50.97	48.76	48.76	56.17	64.87	64.36
Annual average	4.83	4.21	4.21	4.21	4.05	4.05	4.56	5.13	5.09
5 years	11.57	5.16	7.56	5.63	7.49	7.49	10.07	13.36	13.01
Annual average	2.21	1.01	1.47	1.10	1.46	1.46	1.94	2.54	2.48
3 years	5.48	–0.59	3.22	0.37	3.16	3.16	4.55	6.57	6.31
Annual average	1.79	–0.20	1.06	0.12	1.04	1.04	1.49	2.14	2.06
1 year	–1.22	–6.90	–1.88	–6.68	–1.90	–2.86	–1.58	–0.86	–0.93
Maturity Fund
Annual average
(life of fund)	2.74%	2.47%	2.34%	2.34%	2.25%	2.25%	2.48%	3.02%	2.99%
10 years	35.99	30.55	28.01	28.01	26.11	26.11	32.62	39.89	39.40
Annual average	3.12	2.70	2.50	2.50	2.35	2.35	2.86	3.41	3.38
5 years	9.79	5.40	5.77	3.87	5.75	5.75	8.43	11.63	11.23
Annual average	1.89	1.06	1.13	0.76	1.12	1.12	1.63	2.22	2.15
3 years	4.78	0.59	2.50	–0.38	2.44	2.44	4.05	5.88	5.60
Annual average	1.57	0.20	0.83	–0.13	0.81	0.81	1.33	1.92	1.83
1 year	–0.90	–4.86	–1.62	–6.44	–1.62	–2.58	–1.13	–0.51	–0.66

* The inception date of Putnam RetirementReady 2060 Fund is 11/30/15, for all share classes except class R6, which incepted on 9/1/16.

† The inception date of Putnam RetirementReady 2055 Fund is 11/30/10, for all share classes except class R6, which incepted on 9/1/16.

‡ The inception date of Putnam RetirementReady 2050 Fund is 5/2/05, for all share classes except class R6, which incepted on 9/1/16.

See the discussion following the fund performance tables on page 10 for information about the calculation of fund performance.

RetirementReady® Funds 21

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Putnam RetirementReady 2060 Fund
Net expenses for the fiscal year ended 7/31/19*	0.99%	1.74%	1.74%	1.24%	0.66%	0.74%
Total annual operating expenses for the
fiscal year ended 7/31/19	7.12%	7.87%	7.87%	7.37%	6.79%	6.87%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.45%	1.20%	1.20%	0.70%	0.13%	0.20%
Putnam RetirementReady 2055 Fund
Net expenses for the fiscal year ended 7/31/19**	1.04%	1.79%	1.79%	1.29%	0.67%	0.79%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.49%	2.24%	2.24%	1.74%	1.12%	1.24%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.46%	1.21%	1.21%	0.71%	0.12%	0.21%
Putnam RetirementReady 2050 Fund
Net expenses for the fiscal year ended 7/31/19**	1.01%	1.76%	1.76%	1.26%	0.67%	0.76%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.19%	1.94%	1.94%	1.44%	0.85%	0.94%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.45%	1.20%	1.20%	0.70%	0.12%	0.20%
Putnam RetirementReady 2045 Fund
Net expenses for the fiscal year ended 7/31/19**	1.03%	1.78%	1.78%	1.28%	0.68%	0.78%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.20%	1.95%	1.95%	1.45%	0.85%	0.95%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.46%	1.21%	1.21%	0.71%	0.13%	0.21%
Putnam RetirementReady 2040 Fund
Net expenses for the fiscal year ended 7/31/19**	1.00%	1.75%	1.75%	1.25%	0.67%	0.75%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.09%	1.84%	1.84%	1.34%	0.76%	0.84%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.45%	1.20%	1.20%	0.70%	0.12%	0.20%
Putnam RetirementReady 2035 Fund
Net expenses for the fiscal year ended 7/31/19**	0.98%	1.73%	1.73%	1.23%	0.64%	0.73%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.09%	1.84%	1.84%	1.34%	0.75%	0.84%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.46%	1.21%	1.21%	0.71%	0.13%	0.21%

22 RetirementReady® Funds

Expense ratios cont.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Putnam RetirementReady 2030 Fund
Net expenses for the fiscal year ended 7/31/19**	0.94%	1.69%	1.69%	1.19%	0.61%	0.69%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.02%	1.77%	1.77%	1.27%	0.69%	0.77%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.46%	1.21%	1.21%	0.71%	0.13%	0.21%
Putnam RetirementReady 2025 Fund
Net expenses for the fiscal year ended 7/31/19**	0.95%	1.70%	1.70%	1.20%	0.61%	0.70%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.05%	1.80%	1.80%	1.30%	0.71%	0.80%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.46%	1.21%	1.21%	0.71%	0.13%	0.21%
Putnam RetirementReady 2020 Fund
Net expenses for the fiscal year ended 7/31/19**	0.93%	1.68%	1.68%	1.18%	0.60%	0.68%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.01%	1.76%	1.76%	1.26%	0.68%	0.76%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.46%	1.21%	1.21%	0.71%	0.13%	0.21%
Putnam RetirementReady Maturity Fund
Net expenses for the fiscal year ended 7/31/19**	0.94%	1.69%	1.69%	1.19%	0.61%	0.69%
Total annual operating expenses for the
fiscal year ended 7/31/19	1.06%	1.81%	1.81%	1.31%	0.73%	0.81%
Annualized expense ratio for the six-month
period ended 7/31/20#†	0.46%	1.21%	1.21%	0.71%	0.13%	0.21%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and differs from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Prospectus expense information also includes the impact of acquired fund fees and expense in which each fund invests (see table below), which are not included in financial highlights or annualized expense ratios.

Putnam RetirementReady 2060 Fund	0.61%
Putnam RetirementReady 2055 Fund	0.62%
Putnam RetirementReady 2050 Fund	0.62%
Putnam RetirementReady 2045 Fund	0.63%
Putnam RetirementReady 2040 Fund	0.62%
Putnam RetirementReady 2035 Fund	0.59%
Putnam RetirementReady 2030 Fund	0.56%
Putnam RetirementReady 2025 Fund	0.56%
Putnam RetirementReady 2020 Fund	0.55%
Putnam RetirementReady Maturity Fund	0.56%

* Reflects Putnam Management’s decision to contractually limit expenses through 11/30/29.

** Reflects Putnam Management’s decision to contractually limit expenses through 11/30/20.

# Expense ratios for each share class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights. Excludes the expense ratio of the underlying Putnam mutual funds.

† Includes one time annualized proxy costs

Putnam RetirementReady 2060 Fund	0.08%
Putnam RetirementReady 2055 Fund	0.07%
Putnam RetirementReady 2050 Fund	0.07%
Putnam RetirementReady 2045 Fund	0.08%
Putnam RetirementReady 2040 Fund	0.07%
Putnam RetirementReady 2035 Fund	0.08%

RetirementReady® Funds 23

Expense ratios cont.

Putnam RetirementReady 2030 Fund	0.08%
Putnam RetirementReady 2025 Fund	0.08%
Putnam RetirementReady 2020 Fund	0.08%
Putnam RetirementReady Maturity Fund	0.08%

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each fund from 2/1/20 to 7/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Putnam RetirementReady 2060 Fund
Expenses paid per $1,000*†	$2.25	$5.99	$5.99	$3.50	$0.65	$1.00
Ending value (after expenses)	$1,011.00	$1,007.40	$1,007.40	$1,009.10	$1,012.80	$1,011.90
Putnam RetirementReady 2055 Fund
Expenses paid per $1,000*†	$2.30	$6.04	$6.04	$3.55	$0.60	$1.05
Ending value (after expenses)	$1,009.40	$1,006.60	$1,006.70	$1,008.40	$1,011.10	$1,011.10
Putnam RetirementReady 2050 Fund
Expenses paid per $1,000*†	$2.25	$5.98	$5.98	$3.49	$0.60	$1.00
Ending value (after expenses)	$1,009.20	$1,005.20	$1,005.30	$1,007.50	$1,010.80	$1,010.80
Putnam RetirementReady 2045 Fund
Expenses paid per $1,000*†	$2.30	$6.03	$6.03	$3.54	$0.65	$1.05
Ending value (after expenses)	$1,006.70	$1,002.90	$1,002.90	$1,005.40	$1,008.60	$1,007.80
Putnam RetirementReady 2040 Fund
Expenses paid per $1,000*†	$2.24	$5.97	$5.97	$3.49	$0.60	$1.00
Ending value (after expenses)	$1,004.70	$1,001.00	$1,001.00	$1,003.50	$1,006.10	$1,005.70
Putnam RetirementReady 2035 Fund
Expenses paid per $1,000*†	$2.29	$6.01	$6.01	$3.53	$0.65	$1.05
Ending value (after expenses)	$1,002.30	$998.00	$998.50	$1,001.00	$1,003.80	$1,003.40
Putnam RetirementReady 2030 Fund
Expenses paid per $1,000*†	$2.29	$6.00	$6.00	$3.53	$0.65	$1.04
Ending value (after expenses)	$998.60	$994.60	$994.60	$997.10	$1,000.00	$999.60
Putnam RetirementReady 2025 Fund
Expenses paid per $1,000*†	$2.28	$5.99	$5.99	$3.52	$0.65	$1.04
Ending value (after expenses)	$995.40	$991.60	$991.50	$994.10	$996.80	$996.30
Putnam RetirementReady 2020 Fund
Expenses paid per $1,000*†	$2.27	$5.97	$5.97	$3.51	$0.64	$1.04
Ending value (after expenses)	$988.90	$985.20	$985.20	$987.50	$990.70	$989.80
Putnam RetirementReady Maturity Fund
Expenses paid per $1,000*†	$2.28	$5.98	$5.97	$3.51	$0.64	$1.04
Ending value (after expenses)	$990.00	$986.60	$986.00	$988.80	$991.60	$991.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

24 RetirementReady® Funds

Estimate the expenses you paid

To estimate the expenses you paid for the six months ended 7/31/20, use the following calculation method. To find the value of your investment on 2/1/20, call Putnam at 1-800-225-1581.

RetirementReady® Funds 25

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in each of the RetirementReady Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Putnam RetirementReady 2060 Fund
Expenses paid per $1,000*†	$2.26	$6.02	$6.02	$3.52	$0.65	$1.01
Ending value (after expenses)	$1,022.63	$1,018.90	$1,018.90	$1,021.38	$1,024.22	$1,023.87
Putnam RetirementReady 2055 Fund
Expenses paid per $1,000*†	$2.31	$6.07	$6.07	$3.57	$0.60	$1.06
Ending value (after expenses)	$1,022.58	$1,018.85	$1,018.85	$1,021.33	$1,024.27	$1,023.82
Putnam RetirementReady 2050 Fund
Expenses paid per $1,000*†	$2.26	$6.02	$6.02	$3.52	$0.60	$1.01
Ending value (after expenses)	$1,022.63	$1,018.90	$1,018.90	$1,021.38	$1,024.27	$1,023.87
Putnam RetirementReady 2045 Fund
Expenses paid per $1,000*†	$2.31	$6.07	$6.07	$3.57	$0.65	$1.06
Ending value (after expenses)	$1,022.58	$1,018.85	$1,018.85	$1,021.33	$1,024.22	$1,023.82
Putnam RetirementReady 2040 Fund
Expenses paid per $1,000*†	$2.26	$6.02	$6.02	$3.52	$0.60	$1.01
Ending value (after expenses)	$1,022.63	$1,018.90	$1,018.90	$1,021.38	$1,024.27	$1,023.87
Putnam RetirementReady 2035 Fund
Expenses paid per $1,000*†	$2.31	$6.07	$6.07	$3.57	$0.65	$1.06
Ending value (after expenses)	$1,022.58	$1,018.85	$1,018.85	$1,021.33	$1,024.22	$1,023.82
Putnam RetirementReady 2030 Fund
Expenses paid per $1,000*†	$2.31	$6.07	$6.07	$3.57	$0.65	$1.06
Ending value (after expenses)	$1,022.58	$1,018.85	$1,018.85	$1,021.33	$1,024.22	$1,023.82
Putnam RetirementReady 2025 Fund
Expenses paid per $1,000*†	$2.31	$6.07	$6.07	$3.57	$0.65	$1.06
Ending value (after expenses)	$1,022.58	$1,018.85	$1,018.85	$1,021.33	$1,024.22	$1,023.82
Putnam RetirementReady 2020 Fund
Expenses paid per $1,000*†	$2.31	$6.07	$6.07	$3.57	$0.65	$1.06
Ending value (after expenses)	$1,022.58	$1,018.85	$1,018.85	$1,021.33	$1,024.22	$1,023.82
Putnam RetirementReady Maturity Fund
Expenses paid per $1,000*†	$2.31	$6.07	$6.07	$3.57	$0.65	$1.06
Ending value (after expenses)	$1,022.58	$1,018.85	$1,018.85	$1,021.33	$1,024.22	$1,023.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

26 RetirementReady® Funds

Consider these risks before investing

If the quantitative models or data that are used in managing an underlying fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Our allocation of assets among permitted asset categories may hurt performance. The value of investments in the underlying funds’ portfolios may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the underlying funds’ portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment grade bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The underlying funds may have to invest the proceeds from prepaid investments, including mortgage and asset backed investments, in other investments with less attractive terms and yields.

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. Commodity-linked notes are subject to the same risks as commodities, such as weather, disease, political, tax, and other regulatory developments, and other factors affecting the value of commodities. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the funds to achieve their targeted returns. In addition, under certain market conditions, the funds may accept greater volatility than would typically be the case, in order to seek their targeted returns. There is no guarantee that the funds will provide adequate income at and through an investor’s retirement. You can lose money by investing in the funds.

For the portion invested in Putnam Government Money Market Fund, these risks also apply:

You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The values of money market investments usually rise and fall in response to changes in interest rates. Interest-rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and

RetirementReady® Funds 27

changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The principal value of each fund is not guaranteed at any time, including at the target date. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The principal value of each fund is not guaranteed at any time, including at the target date.

28 RetirementReady® Funds

Terms and definitions

Important terms

Total return shows how the value of each fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares (4.00% for class A shares of Putnam RetirementReady Maturity Fund).

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) 1–3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofA U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE (Europe, Australasia, Far East) Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

RetirementReady® Funds 29

fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain each fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, each fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2020, Putnam employees had approximately $483,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

30 RetirementReady® Funds

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of each fund that Putnam performed in November 2019.

The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

RetirementReady® Funds 31

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Trustees also considered that, at their May meeting, they had approved a new management contract with Putnam Management, subject to approval by your fund’s shareholders. The Trustees noted that the new management contract differed in substance from the existing management contract only in that the new management contract charged each fund a management fee directly and that, following shareholder approval, the new management contract would replace the existing management contract, which was continued effective July 1, 2020.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated

32 RetirementReady® Funds

the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management under its current management contract, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under their management contracts, the underlying Putnam funds in which your fund invests have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. Some of the underlying Putnam funds’ management contracts also provide for performance fees. The Trustees concluded that the fee schedules in effect for the underlying Putnam funds in which your fund invests represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees noted that, if the new management contract with Putnam Management is approved by shareholders, then the management fee for each Putnam RetirementReady Fund (except Putnam RetirementReady Maturity Fund) would be set each fiscal year based on a defined fee schedule in which the management fee paid by each fund declines as a percentage of its net assets as the fund approaches the target year indicated in its name. The Trustees also considered that Putnam RetirementReady Maturity Fund would have a fixed ongoing annual management fee rate.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. One expense limitation was a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses. This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2019. PSERV has agreed to maintain this expense limitation until at least September 30, 2020 (or such other date that the new management contract for the Putnam RetirementReady Funds takes effect). In addition, Putnam Management has agreed to reimburse all so-called “other expenses” of your fund (i.e., all expenses excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) through at least September 30, 2020 (or until such other date that the new management contract for the Putnam RetirementReady Funds

RetirementReady® Funds 33

takes effect). If the new management contract is approved by shareholders, effective upon the implementation date of the new management contract, Putnam Management has agreed to reimburse all of your fund’s acquired fund fees and expenses and to waive fees and/or reimburse expenses of your fund to the extent that expenses of specified share classes (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, and extraordinary expenses) would exceed a specified annual rate of the fund’s average net assets attributable to the share class (0.65% for Class A shares, Class B shares, Class C shares, Class R5 shares, and Class Y shares, 0.80% for Class R shares, Class R3 shares, and Class R4 shares, and 0.55% for Class R6 shares) through at least November 30, 2023 (for Putnam RetirementReady 2060 Fund, though at least November 30, 2030). The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the following quintiles in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

Total expenses (quintile)
Putnam RetirementReady 2060 Fund
(“2060 Fund”)	3rd
Putnam RetirementReady 2055 Fund
(“2055 Fund”)	4th
Putnam RetirementReady 2050 Fund
(“2050 Fund”)	3rd
Putnam RetirementReady 2045 Fund
(“2045 Fund”)	4th
Putnam RetirementReady 2040 Fund
(“2040 Fund”)	3rd
Putnam RetirementReady 2035 Fund
(“2035 Fund”)	4th

Total expenses (quintile)
Putnam RetirementReady 2030 Fund
(“2030 Fund”)	2nd
Putnam RetirementReady 2025 Fund
(“2025 Fund”)	4th
Putnam RetirementReady 2020 Fund
(“2020 Fund”)	2nd
Putnam RetirementReady Maturity Fund
(“Maturity Fund”)	2nd

(Total expenses reflect the fees and expenses borne directly by the Putnam RetirementReady Funds and the competitive funds included in the custom Lipper peer groups, as well as the underlying funds’ net fees and expenses, which the Putnam RetirementReady Funds and the funds included in the custom Lipper peer groups bear indirectly.)

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately

34 RetirementReady® Funds

managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated

RetirementReady® Funds 35

performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of the Maturity Fund, the Trustees considered that the fund’s class A shares net return was positive over the one-year, three-year and five-year periods ended December 31, 2019. In the case of the 2060 Fund (which commenced operations on November 30, 2015), the Trustees considered that the fund’s class A share net return was positive and trailed the return of its internal benchmark over the one-year and three-year periods ended December 31, 2019. In the case of each of the other Putnam RetirementReady Funds, the Trustees considered information about the fund’s total return and its performance relative to its internal benchmark over the one-year, three-year and five-year periods ended December 31, 2019. Over the one-year period, the class A share net return of each fund was positive and trailed the return of its internal benchmark, except for the 2020 Fund and the 2025 Fund, for which the class A share net return of each fund was positive and exceeded the return of its internal benchmark. Over the three-year and five-year periods, each fund’s class A share net return was positive and trailed the return of its internal benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about the underperformance relative to its benchmark of the 2040 Fund, the 2045 Fund and the 2050 Fund over the one-year period ended December 31, 2019, and the 2055 Fund and the 2060 Fund over the one-year and three-year periods ended December 31, 2019. The Trustees considered the circumstances that may have contributed to this disappointing performance. The Trustees noted Putnam Management’s observation that each fund’s underperformance largely resulted from the underperformance of certain of its underlying funds. The Trustees considered Putnam Management’s view that the valuation-based equity security selection process used by those underlying funds had detracted significantly from their performance.

The Trustees noted Putnam Management’s observation that the 2040 Fund, the 2045 Fund, the 2050 Fund, the 2055 Fund and the 2060 Fund each had solid performance relative to its peers during the first quarter of 2020, as each fund was generally positioned conservatively during the period’s market volatility. The Trustees considered that Putnam Management remained confident in each fund’s investment process and portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of an additional portfolio manager in 2019 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire

36 RetirementReady® Funds

brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Trustee approval of management contract

Consideration of a proposed new management contract

At their meeting on May 15, 2020, the Board of Trustees of The Putnam Funds, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of The Putnam Funds (the “Independent Trustees”), approved a new management contract with respect to your fund with Putnam Investment Management (“Putnam Management”), subject to approval by your fund’s shareholders. In substance, the new management contract differed from the current management contract only in that it charges each fund a management fee directly.

In considering whether to approve the new management contract at various meetings, including meetings held in November 2019, April 2020, and May 2020, the Trustees took into account that they had most recently approved the annual continuation of each RetirementReady Fund’s current management contract with Putnam Management in June 2019. Because, other than the introduction of a management fee, the new management contract was substantially identical to each RetirementReady Fund’s current management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of each fund’s current management contract, which is described below. The Trustees also noted that they would be considering the annual continuation of the RetirementReady Funds’ current management contract in June 2020 and had begun receiving specified information in connection with that consideration.

In approving the new management fees for the RetirementReady Funds, the Trustees considered information provided by Putnam Management, including, among other things, hypothetical examples comparing the total management fees under both the current and new contracts. The Trustees considered that the new management fee for each RetirementReady Fund (except RetirementReady Maturity Fund) is set by referring to the target year indicated in the fund’s name, such that the fund’s management fees are reduced as the fund approaches its target year. The Trustees also considered that RetirementReady Maturity Fund will have a fixed ongoing annual management fee rate.

The Trustees further considered that the increase in each RetirementReady Fund’s management fee will be accompanied by a new contractual expense limitation arrangement that will be implemented in connection with the new

RetirementReady® Funds 37

management contract. Specifically, they noted that Putnam Management will reimburse each RetirementReady Fund’s acquired fund fees and expenses, which are borne indirectly by the RetirementReady Fund because each RetirementReady Fund invests all of its assets in underlying Putnam funds which themselves pay management fees to Putnam Management. They also noted that Putnam Management will waive and/or reimburse each RetirementReady Fund to the extent necessary to cap its total annual operating expenses at a specified rate for each share class of the RetirementReady Fund. The support of Putnam Management for these expense limitations was an important factor in the Trustees’ decision to approve the new management contract.

In reviewing the new management fees of the RetirementReady Funds, the amendment to the funds’ expense limitation arrangement, and the overall fee restructuring, the Trustees noted that the proposal will result in reduced overall costs (direct and indirect fees and expenses) of the RetirementReady Funds for all Class A, B, C, R6 and Y shareholders, but will result in a slight increase in overall costs for Class R shareholders. In addition, the Trustees considered that Putnam Management believes that the new fee and expense structure will result in more stable and predictable total expenses for the RetirementReady Funds.

After considering the factors described above relating to the proposed new fee and expense structure for the RetirementReady Funds, and taking into account all of the factors considered as part of the approval of the continuance of the RetirementReady Funds’ current management contract in June 2019, the Trustees, including the Independent Trustees, concluded that the new management contract was in the best interests of each RetirementReady Fund and its shareholders and unanimously approved the new management contract.

General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing management contract

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed

38 RetirementReady® Funds

to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under their management contracts, the underlying Putnam funds in which your fund invests have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. Some of the underlying Putnam funds’ management contracts also provide for performance fees. The Trustees concluded that the fee schedules in effect for the underlying Putnam funds in which your fund invests represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented two expense limitations that were in effect during your fund’s fiscal year ending in 2018. One expense limitation was a contractual expense limitation applicable to all open-end funds of 25 basis

RetirementReady® Funds 39

points on investor servicing fees and expenses. This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2018. PSERV has agreed to maintain this expense limitation until at least November 30, 2020. In addition, Putnam Management has agreed to reimburse all so-called “other expenses” of your fund (i.e., all expenses excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) through at least November 30, 2020 (for Putnam RetirementReady 2060 Fund, through at least November 30, 2029). The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the following quintiles in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

Total expenses (quintile)
Putnam RetirementReady 2060 Fund
(“2060 Fund”)	2nd
Putnam RetirementReady 2055 Fund
(“2055 Fund”)	4th
Putnam RetirementReady 2050 Fund
(“2050 Fund”)	4th
Putnam RetirementReady 2045 Fund
(“2045 Fund”)	4th
Putnam RetirementReady 2040 Fund
(“2040 Fund”)	4th
Putnam RetirementReady 2035 Fund
(“2035 Fund”)	4th

Total expenses (quintile)
Putnam RetirementReady 2030 Fund
(“2030 Fund”)	4th
Putnam RetirementReady 2025 Fund
(“2025 Fund”)	4th
Putnam RetirementReady 2020 Fund
(“2020 Fund”)	4th
Putnam Retirement Income Fund
Lifestyle 1 (“Lifestyle 1 Fund”)	2nd

(Total expenses reflect the fees and expenses borne directly by the Putnam RetirementReady® Funds and the competitive funds included in the custom Lipper peer groups, as well as the underlying funds’ net fees and expenses, which the Putnam RetirementReady® Funds and the funds included in the custom Lipper peer groups bear indirectly.)

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees

40 RetirementReady® Funds

charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of the Lifestyle 1 Fund, the Trustees considered that the fund’s class A shares net return was negative over the one-year period ended December 31, 2018 and was positive over the three-year and five-year periods ended December 31, 2018. In the case of the 2060 Fund (which commenced operations on November 30, 2015 and had a track record of only thirty-seven months), the Trustees considered that the fund’s class A share net return was negative and trailed the return of its internal benchmark over the one-year period ended December 31, 2018 and was positive and trailed the return of its internal

RetirementReady® Funds 41

benchmark over the three-year period ended December 31, 2018. In the case of each of the other Putnam RetirementReady® Funds, the Trustees considered information about the fund’s total return and its performance relative to its internal benchmark for the one-year, three-year and five-year periods ended December 31, 2018. Over the one-year period, each fund’s class A share net return was negative and trailed the return of its internal benchmark. Over the three-year and five-year periods, each fund’s class A share net return was positive and trailed the return of its internal benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern in particular about the underperformance of each of the Putnam RetirementReady® Funds, except for the Lifestyle 1 Fund, relative to its benchmark over the one-year period ended December 31, 2018 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that each fund’s underperformance in 2018 largely resulted from the underperfor-mance of its underlying funds, which Putnam Management believed was driven by a number of factors. The Trustees considered Putnam Management’s view that the quantitative equity security selection process used by the underlying funds performed less favorably in 2018’s volatile market. The Trustees also noted Putnam Management’s observations that the underlying funds’ performance was hurt by an overweight allocation to equities, especially in the fourth quarter of 2018, by exposure to commodities when oil prices fell in the fourth quarter of 2018, and by their term structure positioning when interest rates increased in early 2018.

The Trustees noted that each fund had generally performed in line with its benchmark, net of fees and expenses, for the five-year period ended December 31, 2018 in spite of its weak performance in 2018. In addition, the Trustees observed that each fund had outperformed its benchmark, net of fees and expenses, for the year-to-date period through February 28, 2019, noting Putnam Management’s view that the market environment had become more favorable to the funds’ investment process during this recent period. The Trustees considered that Putnam Management remained confident in each fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to

42 RetirementReady® Funds

pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

RetirementReady® Funds 43

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute each fund’s audited financial statements.

The fund’s portfolio lists each fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how each fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows each fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how each fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of each fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

44 RetirementReady® Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Target Date Funds and Shareholders of
Putnam RetirementReady 2060 Fund, Putnam RetirementReady 2055 Fund,
Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund,
Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund,
Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund,
Putnam RetirementReady 2020 Fund, and Putnam RetirementReady Maturity Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the funds’ portfolio, of Putnam RetirementReady 2060 Fund, Putnam RetirementReady 2055 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, and Putnam RetirementReady Maturity Fund (constituting Putnam Target Date Funds, referred to hereafter collectively as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

RetirementReady® Funds 45

The funds’ portfolios 7/31/20

Putnam RetirementReady 2060 Fund	Shares	Value
Absolute Return Funds (10.1%)*
Putnam Fixed Income Absolute Return Fund Class P †††	2,105	$19,804
Putnam Multi-Asset Absolute Return Fund Class P †††	25,731	280,208
Total Absolute Return Funds (cost $301,406)		$300,012

Asset Allocation Funds (89.5%)*
Putnam Dynamic Asset Allocation Equity Fund Class P †††	173,927	$2,174,087
Putnam Dynamic Asset Allocation Growth Fund Class P †††	27,847	472,565
Total Asset Allocation Funds (cost $2,400,034)		$2,646,652

Fixed Income Funds (0.4%)*
Putnam Government Money Market Fund Class G †††	12,453	$12,453
Total Fixed Income Funds (cost $12,453)		$12,453

TOTAL INVESTMENTS
Total Investments (cost $2,713,893)		$2,959,117
* Percentages indicated are based on net assets of $2,957,322.

Putnam RetirementReady 2055 Fund	Shares	Value
Absolute Return Funds (10.6%)*
Putnam Fixed Income Absolute Return Fund Class P †††	29,359	$276,267
Putnam Multi-Asset Absolute Return Fund Class P †††	209,416	2,280,545
Total Absolute Return Funds (cost $2,610,276)		$2,556,812

Asset Allocation Funds (89.0%)*
Putnam Dynamic Asset Allocation Equity Fund Class P †††	1,154,192	$14,427,405
Putnam Dynamic Asset Allocation Growth Fund Class P †††	412,779	7,004,853
Total Asset Allocation Funds (cost $19,844,046)		$21,432,258

Fixed Income Funds (0.4%)*
Putnam Government Money Market Fund Class G †††	102,320	$102,320
Total Fixed Income Funds (cost $102,320)		$102,320

TOTAL INVESTMENTS
Total Investments (cost $22,556,642)		$24,091,390

* Percentages indicated are based on net assets of $24,074,628.

46 RetirementReady® Funds

The funds’ portfolios 7/31/20 cont.

Putnam RetirementReady 2050 Fund	Shares	Value
Absolute Return Funds (11.4%)*
Putnam Fixed Income Absolute Return Fund Class P †††	134,334	$1,264,079
Putnam Multi-Asset Absolute Return Fund Class P †††	574,894	6,260,593
Total Absolute Return Funds (cost $7,715,638)		$7,524,672

Asset Allocation Funds (88.2%)*
Putnam Dynamic Asset Allocation Equity Fund Class P †††	2,224,986	$27,812,323
Putnam Dynamic Asset Allocation Growth Fund Class P †††	1,790,642	30,387,202
Total Asset Allocation Funds (cost $54,645,700)		$58,199,525

Fixed Income Funds (0.4%)*
Putnam Government Money Market Fund Class G †††	275,012	$275,012
Total Fixed Income Funds (cost $275,012)		$275,012

TOTAL INVESTMENTS
Total Investments (cost $62,636,350)		$65,999,209

* Percentages indicated are based on net assets of $65,953,581.

Putnam RetirementReady 2045 Fund	Shares	Value
Absolute Return Funds (13.7%)*
Putnam Fixed Income Absolute Return Fund Class P †††	213,009	$2,004,418
Putnam Multi-Asset Absolute Return Fund Class P †††	864,592	9,415,402
Total Absolute Return Funds (cost $11,717,131)		$11,419,820

Asset Allocation Funds (85.3%)*
Putnam Dynamic Asset Allocation Equity Fund Class P †††	1,221,699	$15,271,239
Putnam Dynamic Asset Allocation Growth Fund Class P †††	3,292,602	55,875,454
Total Asset Allocation Funds (cost $67,201,793)		$71,146,693

Fixed Income Funds (1.1%)*
Putnam Government Money Market Fund Class G †††	908,655	$908,655
Total Fixed Income Funds (cost $908,655)		$908,655

TOTAL INVESTMENTS
Total Investments (cost $79,827,579)		$83,475,168

* Percentages indicated are based on net assets of $83,416,113.

RetirementReady® Funds 47

The funds’ portfolios 7/31/20 cont.

Putnam RetirementReady 2040 Fund	Shares	Value
Absolute Return Funds (18.6%)*
Putnam Fixed Income Absolute Return Fund Class P †††	635,365	$5,978,783
Putnam Multi-Asset Absolute Return Fund Class P †††	2,382,881	25,949,570
Total Absolute Return Funds (cost $33,157,186)		$31,928,353

Asset Allocation Funds (79.0%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	1,067,654	$16,324,434
Putnam Dynamic Asset Allocation Equity Fund Class P †††	125,877	1,573,458
Putnam Dynamic Asset Allocation Growth Fund Class P †††	6,955,302	118,031,488
Total Asset Allocation Funds (cost $130,514,885)		$135,929,380

Fixed Income Funds (2.5%)*
Putnam Government Money Market Fund Class G †††	4,356,782	$4,356,782
Total Fixed Income Funds (cost $4,356,782)		$4,356,782

TOTAL INVESTMENTS
Total Investments (cost $168,028,853)		$172,214,515

* Percentages indicated are based on net assets of $172,092,779.

Putnam RetirementReady 2035 Fund	Shares	Value
Absolute Return Funds (26.6%)*
Putnam Fixed Income Absolute Return Fund Class P †††	1,187,001	$11,169,676
Putnam Multi-Asset Absolute Return Fund Class P †††	2,578,458	28,079,406
Total Absolute Return Funds (cost $40,604,541)		$39,249,082

Asset Allocation Funds (70.1%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	3,721,912	$56,908,031
Putnam Dynamic Asset Allocation Growth Fund Class P †††	2,743,646	46,559,669
Total Asset Allocation Funds (cost $97,420,934)		$103,467,700

Fixed Income Funds (3.3%)*
Putnam Government Money Market Fund Class G †††	4,895,860	$4,895,860
Total Fixed Income Funds (cost $4,895,860)		$4,895,860

TOTAL INVESTMENTS
Total Investments (cost $142,921,335)		$147,612,642

* Percentages indicated are based on net assets of $147,505,011.

48 RetirementReady® Funds

The funds’ portfolios 7/31/20 cont.

Putnam RetirementReady 2030 Fund	Shares	Value
Absolute Return Funds (35.9%)*
Putnam Fixed Income Absolute Return Fund Class P †††	3,041,022	$28,616,017
Putnam Multi-Asset Absolute Return Fund Class P †††	4,905,903	53,425,285
Total Absolute Return Funds (cost $85,692,742)		$82,041,302

Asset Allocation Funds (59.7%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	8,049,425	$123,075,707
Putnam Dynamic Asset Allocation Conservative Fund Class P †††	910,077	10,283,868
Putnam Dynamic Asset Allocation Growth Fund Class P †††	192,800	3,271,812
Total Asset Allocation Funds (cost $130,662,034)		$136,631,387

Fixed Income Funds (4.5%)*
Putnam Government Money Market Fund Class G †††	10,312,268	$10,312,268
Total Fixed Income Funds (cost $10,312,268)		$10,312,268

TOTAL INVESTMENTS
Total Investments (cost $226,667,044)		$228,984,957

* Percentages indicated are based on net assets of $228,817,518.

Putnam RetirementReady 2025 Fund	Shares	Value
Absolute Return Funds (46.6%)*
Putnam Fixed Income Absolute Return Fund Class P †††	3,292,194	$30,979,545
Putnam Multi-Asset Absolute Return Fund Class P †††	4,524,364	49,270,324
Total Absolute Return Funds (cost $82,832,714)		$80,249,869

Asset Allocation Funds (47.8%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	3,024,375	$46,242,700
Putnam Dynamic Asset Allocation Conservative Fund Class P †††	3,200,460	36,165,203
Total Asset Allocation Funds (cost $77,553,056)		$82,407,903

Fixed Income Funds (5.7%)*
Putnam Government Money Market Fund Class G †††	9,832,047	$9,832,047
Total Fixed Income Funds (cost $9,832,047)		$9,832,047

TOTAL INVESTMENTS
Total Investments (cost $170,217,817)		$172,489,819

* Percentages indicated are based on net assets of $172,362,793.

RetirementReady® Funds 49

The funds’ portfolios 7/31/20 cont.

Putnam RetirementReady 2020 Fund	Shares	Value
Absolute Return Funds (59.4%)*
Putnam Fixed Income Absolute Return Fund Class P †††	5,407,012	$50,879,981
Putnam Multi-Asset Absolute Return Fund Class P †††	7,699,265	83,844,997
Total Absolute Return Funds (cost $138,797,548)		$134,724,978

Asset Allocation Funds (34.9%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	166,630	$2,547,774
Putnam Dynamic Asset Allocation Conservative Fund Class P †††	6,783,814	76,657,100
Total Asset Allocation Funds (cost $75,204,920)		$79,204,874

Fixed Income Funds (5.8%)*
Putnam Government Money Market Fund Class G †††	13,219,473	$13,219,473
Total Fixed Income Funds (cost $13,219,473)		$13,219,473

TOTAL INVESTMENTS
Total Investments (cost $227,221,941)		$227,149,325

* Percentages indicated are based on net assets of $226,979,161.

Putnam Retirement Income Maturity Fund	Shares	Value
Absolute Return Funds (59.9%)*
Putnam Fixed Income Absolute Return Fund Class P †††	3,576,763	$33,657,343
Putnam Multi-Asset Absolute Return Fund Class P †††	3,156,317	34,372,288
Total Absolute Return Funds (cost $70,504,703)		$68,029,631

Asset Allocation Funds (34.3%)*
Putnam Dynamic Asset Allocation Conservative Fund Class P †††	3,450,459	$38,990,183
Total Asset Allocation Funds (cost $36,754,506)		$38,990,183

Fixed Income Funds (5.8%)*
Putnam Government Money Market Fund Class G †††	6,619,483	$6,619,483
Total Fixed Income Funds (cost $6,619,483)		$6,619,483

TOTAL INVESTMENTS
Total Investments (cost $113,878,692)		$113,639,297

* Percentages indicated are based on net assets of $113,551,888.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the funds’ portfolios are for the close of each fund’s reporting period, which ran from August 1, 2019 through July 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

††† Affiliated Company (Note 5).

50 RetirementReady® Funds

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the funds’ net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3	Total
Putnam RetirementReady 2060 Fund	$2,959,117	$—	$—	$2,959,117
Putnam RetirementReady 2055 Fund	24,091,390	—	—	24,091,390
Putnam RetirementReady 2050 Fund	65,999,209	—	—	65,999,209
Putnam RetirementReady 2045 Fund	83,475,168	—	—	83,475,168
Putnam RetirementReady 2040 Fund	172,214,515	—	—	172,214,515
Putnam RetirementReady 2035 Fund	147,612,642	—	—	147,612,642
Putnam RetirementReady 2030 Fund	228,984,957	—	—	228,984,957
Putnam RetirementReady 2025 Fund	172,489,819	—	—	172,489,819
Putnam RetirementReady 2020 Fund	227,149,325	—	—	227,149,325
Putnam RetirementReady Maturity Fund	113,639,297	—	—	113,639,297

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 51

Statement of assets and liabilities 7/31/20

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
	Ready	Ready	Ready	Ready	Ready
ASSETS	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund
Investments in affiliated underlying
Putnam funds, at value
(Notes 1 and 5)	$2,959,117	$24,091,390	$65,999,209	$83,475,168	$172,214,515
Receivable for income distributions
from underlying Putnam fund shares	—	—	1	—	—
Receivable for shares of the fund sold	4,761	219,369	106,858	196,010	89,815
Receivable for investments sold	22,683	229,141	99,997	78,735	294,807
Receivable from Manager (Note 2)	5,831	12,528	25,281	28,037	49,833
Total assets	2,992,392	24,552,428	66,231,346	83,777,950	172,648,970

LIABILITIES
Payable for shares of the
fund repurchased	22,683	229,140	100,000	78,733	294,808
Payable for investments purchased	4,761	219,370	106,860	196,019	89,855
Payable for investor servicing
fees (Note 2)	473	4,502	12,557	16,034	32,538
Payable for distribution fees (Note 2)	538	4,261	12,336	15,755	32,577
Payable for reports to shareholders	4,684	7,212	10,220	10,421	14,556
Payable for legal fee	459	3,685	10,167	12,860	27,089
Payable for auditing and tax fee	494	4,137	12,298	14,007	30,736
Other accrued expenses	978	5,493	13,327	18,008	34,032
Total liabilities	35,070	477,800	277,765	361,837	556,191

Net assets	$2,957,322	$24,074,628	$65,953,581	$83,416,113	$172,092,779

REPRESENTED BY
Paid-in-capital
(unlimited shares authorized)
(Notes 1 and 4)	$2,879,887	$24,390,899	$66,617,777	$84,411,568	$172,300,591
Total distributable earnings (Note 1)	77,435	(316,271)	(664,196)	(995,455)	(207,812)
Total — Representing net assets
applicable to capital outstanding	$2,957,322	$24,074,628	$65,953,581	$83,416,113	$172,092,779

(Continued on next page)

52 RetirementReady® Funds

Statement of assets and liabilities 7/31/20 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
COMPUTATION OF NET ASSET	Ready	Ready	Ready	Ready	Ready
VALUE AND OFFERING PRICE	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund
Computation of net asset value, offering price and redemption price Class A
Net Assets	$1,773,073	$16,369,282	$53,926,762	$70,454,649	$151,383,748
Number of shares outstanding	161,232	1,519,671	3,060,529	3,604,963	7,016,223
Net asset value and redemption price	$11.00	$10.77	$17.62	$19.54	$21.58
Offering price per class A share
(100/94.25 of Class A net asset value)*	$11.67	$11.43	$18.69	$20.73	$22.90
Computation of net asset value and offering price Class B
Net Assets	$17,001	$103,255	$294,399	$482,094	$522,720
Number of shares outstanding	1,552	9,680	16,954	27,866	26,808
Net asset value and offering price***	$10.96****	$10.67	$17.36	$17.30	$19.50
Computation of net asset value and offering price Class C
Net Assets	$197,683	$922,811	$863,561	$930,357	$828,819
Number of shares outstanding	18,154	88,157	50,471	53,794	43,370
Net asset value and offering price***	$10.89	$10.47	$17.11	$17.29	$19.11
Computation of net asset value, offering price and redemption price Class R
Net Assets	$13,582	$115,728	$567,982	$225,522	$357,128
Number of shares outstanding	1,224	10,682	32,639	10,986	15,768
Net asset value, offering price
and redemption value	$11.09****	$10.83	$17.40	$20.53	$22.65
Computation of net asset value, offering price and redemption price Class R6
Net Assets	$877,064	$6,245,790	$9,882,513	$10,492,030	$17,177,012
Number of shares outstanding	78,931	572,356	555,116	426,169	652,135
Net asset value, offering price
and redemption value	$11.11	$10.91	$17.80	$24.62	$26.34
Computation of net asset value, offering price and redemption price Class Y
Net Assets	$78,919	$317,762	$418,364	$831,461	$1,823,352
Number of shares outstanding	7,119	29,028	23,494	33,771	69,304
Net asset value, offering price
and redemption value	$11.08****	$10.95	$17.81	$24.62	$26.31
Cost of investments (Note 1)	$2,713,893	$22,556,642	$62,636,350	$79,827,579	$168,028,853

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

* * * Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

**** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 53

Statement of assets and liabilities 7/31/20 cont.

					Putnam
	Putnam	Putnam	Putnam	Putnam	Retirement-
	Retirement-	Retirement-	Retirement-	Retirement-	Ready
	Ready	Ready	Ready	Ready	Maturity
ASSETS	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Fund
Investments in affiliated underlying
Putnam funds, at value (Notes 1 and 5)	$147,612,642	$228,984,957	$172,489,819	$227,149,325	$113,639,297
Cash	—	—	—	306	—
Receivable for income distributions
from underlying Putnam fund shares	2	6	6	6	12
Receivable for shares of the fund sold	73,471	37,333	325,859	109,054	89,005
Receivable for investments sold	128,854	387,063	445,858	225,534	122,370
Receivable from Manager (Note 2)	42,496	62,202	48,867	143,435	120,936
Total assets	147,857,465	229,471,561	173,310,409	227,627,660	113,971,620

LIABILITIES
Payable for shares of the
fund repurchased	128,854	387,063	446,207	225,534	122,370
Payable for investments purchased	73,167	37,427	325,948	109,173	89,065
Payable for investor servicing
fees (Note 2)	28,941	44,786	33,907	44,131	22,904
Payable for distribution fees (Note 2)	28,216	43,313	33,923	46,570	24,039
Payable for reports to shareholders	12,254	16,299	12,877	19,641	18,044
Payable for legal fee	23,954	37,790	27,838	99,484	81,674
Payable for auditing and tax fee	25,971	40,688	29,575	57,569	38,815
Other accrued expenses	31,097	46,677	37,341	46,397	22,821
Total liabilities	352,454	654,043	947,616	648,499	419,732

Net assets	$147,505,011	$228,817,518	$172,362,793	$226,979,161	$113,551,888

REPRESENTED BY
Paid-in-capital
(unlimited shares authorized)
(Notes 1 and 4)	$149,012,919	$231,694,680	$175,716,604	$235,244,970	$119,330,549
Total distributable earnings (Note 1)	(1,507,908)	(2,877,162)	(3,353,811)	(8,265,809)	(5,778,661)
Total — Representing net assets
applicable to capital outstanding	$147,505,011	$228,817,518	$172,362,793	$226,979,161	$113,551,888

(Continued on next page)

54 RetirementReady® Funds

Statement of assets and liabilities 7/31/20 cont.

					Putnam
	Putnam	Putnam	Putnam	Putnam	Retirement-
	Retirement-	Retirement-	Retirement-	Retirement-	Ready
COMPUTATION OF NET ASSET	Ready	Ready	Ready	Ready	Maturity
VALUE AND OFFERING PRICE	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Fund
Computation of net asset value, offering price and redemption price Class A
Net Assets	$127,040,331	$198,756,276	$151,047,414	$215,499,906	$108,010,689
Number of shares outstanding	5,796,408	9,241,573	7,007,330	11,529,992	6,288,149
Net asset value and redemption price	$21.92	$21.51	$21.56	$18.69	$17.18
Offering price per class A share
(100/94.25 of Class A net asset value)*	$23.26	$22.82	$22.88	$19.83	N/A
Offering price per class A share
(100/96.00 of Class A net asset value)**	N/A	N/A	N/A	N/A	$17.90
Computation of net asset value and offering price Class B
Net Assets	$462,667	$616,875	$483,307	$439,570	$475,032
Number of shares outstanding	23,281	30,358	24,179	24,437	28,367
Net asset value and offering price***	$19.87	$20.32	$19.99	$17.99	$16.75
Computation of net asset value and offering price Class C
Net Assets	$1,391,221	$1,383,633	$2,409,116	$1,755,868	$829,322
Number of shares outstanding	70,628	68,561	121,519	97,919	49,389
Net asset value and offering price***	$19.70	$20.18	$19.83	$17.93	$16.79
Computation of net asset value, offering price and redemption price Class R
Net Assets	$654,101	$571,393	$140,344	$304,284	$1,020,652
Number of shares outstanding	31,094	28,128	6,955	16,716	59,465
Net asset value, offering price
and redemption value	$21.04	$20.31	$20.18	$18.20	$17.16
Computation of net asset value, offering price and redemption price Class R6
Net Assets	$16,243,759	$23,779,916	$15,964,574	$7,919,455	$2,508,846
Number of shares outstanding	614,379	941,639	733,372	371,647	145,525
Net asset value, offering price
and redemption value	$26.44	$25.25	$21.77	$21.31	$17.24
Computation of net asset value, offering price and redemption price Class Y
Net Assets	$1,712,932	$3,709,425	$2,318,038	$1,060,078	$707,347
Number of shares outstanding	64,831	147,068	106,529	49,831	41,017
Net asset value, offering price
and redemption value	$26.42	$25.22	$21.76	$21.27	$17.25
Cost of investments (Note 1)	$142,921,335	$226,667,044	$170,217,817	$227,221,941	$113,878,692

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** On retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

*** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 55

Statement of operations Year ended 7/31/20

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
	Ready	Ready	Ready	Ready	Ready
INVESTMENT INCOME	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund
Income distributions from underlying
Putnam fund shares (Note 5)	$42,658	$363,703	$1,199,119	$1,327,599	$2,958,222

EXPENSES
Investor servicing fees (Note 2)	2,694	25,944	78,302	91,426	193,181
Distribution fees (Note 2)	5,798	46,801	139,412	167,802	364,615
Blue sky expense	83,339	83,225	85,450	88,412	87,816
Legal	459	3,685	10,167	12,860	27,089
Auditing and tax fees	494	4,137	12,298	14,007	30,736
Other	4,606	11,265	22,833	27,229	47,413
Fees waived and reimbursed
by Manager (Note 2)	(87,889)	(94,205)	(108,381)	(114,215)	(133,459)
Total expenses	9,501	80,852	240,081	287,521	617,391

Net investment income	33,157	282,851	959,038	1,040,078	2,340,831

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Sale of underlying Putnam fund
shares (Notes 1 and 3)	(33,252)	(1,290,292)	(3,072,915)	(3,043,393)	(2,157,406)
Capital gain distribution
from underlying Putnam fund
shares (Note 5)	13,859	97,785	222,889	120,441	42,419
Total net realized loss	(19,393)	(1,192,507)	(2,850,026)	(2,922,952)	(2,114,987)
Change in net unrealized appreciation (depreciation) on:
Underlying Putnam fund shares	185,350	2,152,430	5,168,582	5,535,941	6,103,787
Total change in net
unrealized appreciation	185,350	2,152,430	5,168,582	5,535,941	6,103,787

Net gain on investments	165,957	959,923	2,318,556	2,612,989	3,988,800

Net increase in net assets resulting
from operations	$199,114	$1,242,774	$3,277,594	$3,653,067	$6,329,631

The accompanying notes are an integral part of these financial statements.

56 RetirementReady® Funds

Statement of operations Year ended 7/31/20 cont.

					Putnam
	Putnam	Putnam	Putnam	Putnam	Retirement-
	Retirement-	Retirement-	Retirement-	Retirement-	Ready
	Ready	Ready	Ready	Ready	Maturity
INVESTMENT INCOME	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Fund
Income distributions from underlying
Putnam fund shares (Note 5)	$2,589,606	$4,229,495	$3,131,371	$4,327,568	$2,489,670

EXPENSES
Investor servicing fees (Note 2)	169,408	262,320	192,924	260,955	141,769
Distribution fees (Note 2)	312,361	485,205	358,909	525,177	285,960
Blue sky expense	87,816	87,816	87,816	88,133	90,662
Legal	23,954	37,790	27,838	99,484	81,674
Auditing and tax fees	25,971	40,688	29,575	57,569	38,815
Other	42,311	62,311	49,047	64,569	38,381
Fees waived and reimbursed
by Manager (Note 2)	(127,353)	(145,467)	(133,032)	(228,390)	(207,349)
Total expenses	534,468	830,663	613,077	867,497	469,912

Net investment income	2,055,138	3,398,832	2,518,294	3,460,071	2,019,758

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Sale of underlying Putnam fund
shares (Notes 1 and 3)	(4,660,492)	(1,942,693)	(3,496,207)	(3,621,764)	(1,475,304)
Capital gain distribution
from underlying Putnam fund
shares (Note 5)	—	18,943	87,174	202,409	117,207
Total net realized loss	(4,660,492)	(1,923,750)	(3,409,033)	(3,419,355)	(1,358,097)
Change in net unrealized appreciation (depreciation) on:
Underlying Putnam fund shares	7,099,365	3,222,279	2,843,270	282,000	(692,081)
Total change in net
appreciation (depreciation)	7,099,365	3,222,279	2,843,270	282,000	(692,081)

Net gain (loss) on investments	2,438,873	1,298,529	(565,763)	(3,137,355)	(2,050,178)

Net increase (decrease) in net assets
resulting from operations	$4,494,011	$4,697,361	$1,952,531	$322,716	$(30,420)

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 57

Statement of changes in net assets

Putnam RetirementReady 2060 Fund —
INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$33,157	$18,876
Net realized loss on sale of underlying Putnam fund shares	(19,393)	(3,464)
Net unrealized appreciation of underlying
Putnam fund shares	185,350	52,555
Net increase in net assets resulting from operations	199,114	67,967
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(16,475)	(20,130)
Class B	(56)	(577)
Class C	(943)	(2,353)
Class M	—	(363)
Class R	(23)	(774)
Class R6	(10,456)	(15,678)
Class Y	(2,167)	(1,431)
Net realized short-term gain on investments
Class A	(4,133)	(2,389)
Class B	(61)	(86)
Class C	(513)	(373)
Class M	—	(66)
Class R	(38)	(106)
Class R6	(2,173)	(1,792)
Class Y	(453)	(168)
From net realized long-term gain on investments
Class A	(63,979)	(18,877)
Class B	(944)	(682)
Class C	(7,952)	(2,951)
Class M	—	(522)
Class R	(586)	(840)
Class R6	(33,702)	(14,155)
Class Y	(7,151)	(1,328)
Increase from capital share transactions (Note 4)	490,166	1,563,794
Total increase in net assets	537,475	1,546,120

NET ASSETS
Beginning of year	2,419,847	873,727
End of year	$2,957,322	$2,419,847

The accompanying notes are an integral part of these financial statements.

58 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady 2055 Fund —
INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$282,851	$297,514
Net realized gain (loss) on sale of underlying
Putnam fund shares	(1,192,507)	1,917,953
Net unrealized appreciation (depreciation) of underlying
Putnam fund shares	2,152,430	(1,852,169)
Net increase in net assets resulting from operations	1,242,774	363,298
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(106,224)	(307,306)
Class B	—	(1,767)
Class C	(277)	(17,665)
Class M	—	(2,150)
Class R	(482)	(1,112)
Class R6	(63,132)	(157,599)
Class Y	(2,352)	(98,168)
From net realized long-term gain on investments
Class A	(1,017,089)	(1,127,783)
Class B	(6,950)	(9,317)
Class C	(70,790)	(87,860)
Class M	—	(9,096)
Class R	(6,592)	(6,854)
Class R6	(420,516)	(502,016)
Class Y	(40,041)	(329,358)
Increase from capital share transactions (Note 4)	2,210,169	779,508
Total increase (decrease) in net assets	1,718,498	(1,515,245)

NET ASSETS
Beginning of year	22,356,130	23,871,375
End of year	$24,074,628	$22,356,130

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 59

Statement of changes in net assets cont.

Putnam RetirementReady 2050 Fund —
INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$959,038	$799,097
Net realized gain (loss) on sale of underlying
Putnam fund shares	(2,850,026)	6,291,587
Net unrealized appreciation (depreciation) of underlying
Putnam fund shares	5,168,582	(6,117,641)
Net increase in net assets resulting from operations	3,277,594	973,043
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(642,576)	(1,133,512)
Class B	(729)	(7,519)
Class C	(4,363)	(13,980)
Class M	—	(4,199)
Class R	(4,129)	(19,914)
Class R6	(167,823)	(335,564)
Class Y	(92,942)	(39,815)
From net realized long-term gain on investments
Class A	(3,083,210)	(4,158,421)
Class B	(19,027)	(39,638)
Class C	(48,635)	(70,728)
Class M	—	(18,335)
Class R	(32,484)	(79,236)
Class R6	(645,936)	(1,079,540)
Class Y	(373,867)	(141,379)
Increase (decrease) from capital share
transactions (Note 4)	(395,591)	12,531,020
Total increase (decrease) in net assets	(2,233,718)	6,362,283

NET ASSETS
Beginning of year	68,187,299	61,825,016
End of year	$65,953,581	$68,187,299

The accompanying notes are an integral part of these financial statements.

60 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady 2045 Fund —
INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$1,040,078	$978,584
Net realized gain (loss) on sale of underlying
Putnam fund shares	(2,922,952)	5,794,372
Net unrealized appreciation (depreciation) of underlying
Putnam fund shares	5,535,941	(5,690,188)
Net increase in net assets resulting from operations	3,653,067	1,082,768
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(918,714)	(1,487,033)
Class B	(4,403)	(15,418)
Class C	(6,740)	(30,434)
Class M	—	(2,989)
Class R	(368)	(19,450)
Class R6	(142,913)	(298,992)
Class Y	(25,902)	(222,312)
From net realized long-term gain on investments
Class A	(3,170,031)	(4,183,087)
Class B	(30,076)	(56,252)
Class C	(49,740)	(104,369)
Class M	—	(9,951)
Class R	(11,276)	(65,885)
Class R6	(416,384)	(756,642)
Class Y	(95,226)	(584,700)
Increase from capital share transactions (Note 4)	13,886,902	7,889,193
Total increase in net assets	12,668,196	1,134,447

NET ASSETS
Beginning of year	70,747,917	69,613,470
End of year	$83,416,113	$70,747,917

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 61

Statement of changes in net assets cont.

Putnam RetirementReady 2040 Fund —
INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$2,340,831	$2,466,238
Net realized gain (loss) on sale of underlying
Putnam fund shares	(2,114,987)	11,793,993
Net unrealized appreciation (depreciation) of underlying
Putnam fund shares	6,103,787	(11,601,839)
Net increase in net assets resulting from operations	6,329,631	2,658,392
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,564,011)	(3,479,839)
Class B	(2,074)	(13,160)
Class C	(4,552)	(22,216)
Class M	—	(11,870)
Class R	(2,735)	(3,258)
Class R6	(246,300)	(537,429)
Class Y	(49,650)	(97,932)
From net realized long-term gain on investments
Class A	(6,779,509)	(8,800,029)
Class B	(28,235)	(46,376)
Class C	(50,891)	(74,250)
Class M	—	(36,169)
Class R	(13,897)	(12,543)
Class R6	(841,063)	(1,216,721)
Class Y	(181,822)	(235,532)
Increase from capital share transactions (Note 4)	9,236,350	23,085,079
Total increase in net assets	5,801,242	11,156,147

NET ASSETS
Beginning of year	166,291,537	155,135,390
End of year	$172,092,779	$166,291,537

The accompanying notes are an integral part of these financial statements.

62 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady 2035 Fund —
INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$2,055,138	$2,358,831
Net realized gain (loss) on sale of underlying
Putnam fund shares	(4,660,492)	8,236,886
Net unrealized appreciation (depreciation) of underlying
Putnam fund shares	7,099,365	(7,375,410)
Net increase in net assets resulting from operations	4,494,011	3,220,307
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,001,766)	(2,849,484)
Class B	(5,853)	(19,882)
Class C	(17,934)	(44,661)
Class M	—	(11,439)
Class R	(9,261)	(20,355)
Class R6	(277,882)	(639,728)
Class Y	(67,763)	(365,228)
From net realized long-term gain on investments
Class A	(3,064,135)	(4,921,165)
Class B	(17,125)	(44,311)
Class C	(46,336)	(95,549)
Class M	—	(24,752)
Class R	(17,483)	(41,173)
Class R6	(367,587)	(1,003,568)
Class Y	(102,902)	(591,005)
Increase from capital share transactions (Note 4)	17,653,804	14,353,513
Total increase in net assets	16,151,788	6,901,520

NET ASSETS
Beginning of year	131,353,223	124,451,703
End of year	$147,505,011	$131,353,223

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 63

Statement of changes in net assets cont.

Putnam RetirementReady 2030 Fund —
INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$3,398,832	$4,761,279
Net realized gain (loss) on sale of underlying
Putnam fund shares	(1,923,750)	9,955,394
Net unrealized appreciation (depreciation) of underlying
Putnam fund shares	3,222,279	(8,928,297)
Net increase in net assets resulting from operations	4,697,361	5,788,376
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,108,623)	(5,070,190)
Class B	(11,036)	(22,261)
Class C	(24,953)	(34,978)
Class M	—	(10,265)
Class R	(14,423)	(16,030)
Class R6	(544,140)	(709,693)
Class Y	(139,005)	(210,935)
From net realized long-term gain on investments
Class A	(3,520,767)	(7,092,529)
Class B	(15,034)	(42,916)
Class C	(30,161)	(65,025)
Class M	—	(16,642)
Class R	(13,616)	(26,779)
Class R6	(410,726)	(896,407)
Class Y	(109,675)	(275,946)
Increase from capital share transactions (Note 4)	16,839,032	28,032,744
Total increase in net assets	12,594,234	19,330,524

NET ASSETS
Beginning of year	216,223,284	196,892,760
End of year	$228,817,518	$216,223,284

The accompanying notes are an integral part of these financial statements.

64 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady 2025 Fund —
INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$2,518,294	$3,567,999
Net realized gain (loss) on sale of underlying
Putnam fund shares	(3,409,033)	4,586,830
Net unrealized appreciation (depreciation) of underlying
Putnam fund shares	2,843,270	(3,574,839)
Net increase in net assets resulting from operations	1,952,531	4,579,990
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,008,550)	(3,281,787)
Class B	(8,680)	(26,854)
Class C	(39,826)	(72,789)
Class M	—	(6,128)
Class R	(9,121)	(21,890)
Class R6	(513,730)	(720,492)
Class Y	(99,696)	(462,929)
From net realized long-term gain on investments
Class A	(1,179,721)	(2,815,320)
Class B	(5,963)	(29,780)
Class C	(22,841)	(75,444)
Class M	—	(6,228)
Class R	(4,524)	(23,110)
Class R6	(179,720)	(562,214)
Class Y	(39,015)	(371,870)
Increase from capital share transactions (Note 4)	31,401,440	19,017,452
Total increase in net assets	28,242,584	15,120,607

NET ASSETS
Beginning of year	144,120,209	128,999,602
End of year	$172,362,793	$144,120,209

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 65

Statement of changes in net assets cont.

Putnam RetirementReady 2020 Fund —
INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$3,460,071	$6,034,604
Net realized gain (loss) on sale of underlying
Putnam fund shares	(3,419,355)	3,335,266
Net unrealized depreciation of underlying
Putnam fund shares	282,000	(2,550,108)
Net increase in net assets resulting from operations	322,716	6,819,762
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,976,207)	(5,971,049)
Class B	(9,034)	(20,065)
Class C	(26,875)	(51,868)
Class M	—	(3,188)
Class R	(2,642)	(69,978)
Class R6	(227,779)	(334,976)
Class Y	(75,099)	(97,977)
From net realized long-term gain on investments
Class A	(916,034)	(3,112,870)
Class B	(2,672)	(13,852)
Class C	(7,483)	(34,931)
Class M	—	(2,079)
Class R	(1,618)	(40,585)
Class R6	(37,362)	(158,825)
Class Y	(12,683)	(47,063)
Increase from capital share transactions (Note 4)	21,747,047	14,733,430
Total increase in net assets	15,774,275	11,593,886

NET ASSETS
Beginning of year	211,204,886	199,611,000
End of year	$226,979,161	$211,204,886

The accompanying notes are an integral part of these financial statements.

66 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady Maturity Fund —
INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$2,019,758	$3,319,689
Net realized gain (loss) on sale of underlying
Putnam fund shares	(1,358,097)	840,445
Net unrealized depreciation of underlying
Putnam fund shares	(692,081)	(379,503)
Net increase (decrease) in net assets resulting
from operations	(30,420)	3,780,631
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,885,235)	(2,932,935)
Class B	(5,908)	(16,950)
Class C	(9,545)	(30,943)
Class M	(614)	(12,925)
Class R	(12,908)	(15,132)
Class R6	(58,999)	(124,573)
Class Y	(47,266)	(175,593)
From net realized long-term gain on investments
Class A	(1,050,531)	(136,960)
Class B	(5,941)	(1,027)
Class C	(9,131)	(2,005)
Class M	—	(832)
Class R	(7,556)	(766)
Class R6	(27,662)	(5,284)
Class Y	(23,228)	(8,141)
Increase from capital share transactions (Note 4)	3,906,712	8,559,648
Total increase in net assets	731,768	8,876,213

NET ASSETS
Beginning of year	112,820,120	103,943,907
End of year	$113,551,888	$112,820,120

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 67

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2060 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$10.99	.12	.52	.64	(.12)	(.51)	(.63)	$11.00	5.83	$1,773	.41[g]	1.15	86
July 31, 2019	11.70	.11	(.12)	(.01)	(.34)	(.36)	(.70)	10.99	.72	1,323.38		1.01	69
July 31, 2018	11.11	.26	.98	1.24	(.45)	(.20)	(.65)	11.70	11.28	232.40		2.22	63
July 31, 2017	9.83	.04	1.43	1.47	(.09)	(.10)	(.19)	11.11	15.19	77.40		.39	15
July 31, 2016 ‡	10.00	.10	(.05)	.05	(.18)	(.04)	(.22)	9.83	.59*	23	.17*	1.02*	4*
Class B
July 31, 2020	$10.94	.05	.51	.56	(.03)	(.51)	(.54)	$10.96	5.06	$17	1.16[g]	.46	86
July 31, 2019	11.66	.06	(.15)	(.09)	(.27)	(.36)	(.63)	10.94	(.07)	22	1.13	.56	69
July 31, 2018	11.05	.12	1.03	1.15	(.34)	(.20)	(.54)	11.66	10.54	16	1.15	1.07	63
July 31, 2017	9.79	(.01)	1.39	1.38	(.02)	(.10)	(.12)	11.05	14.23	14	1.15	(.14)	15
July 31, 2016 ‡	10.00	.10	(.09)	.01	(.18)	(.04)	(.22)	9.79	.12*	11	.67*	1.11*	4*
Class C
July 31, 2020	$10.90	.04	.52	.56	(.06)	(.51)	(.57)	$10.89	5.06	$198	1.16[g]	.42	86
July 31, 2019	11.60	.01	(.10)	(.09)	(.25)	(.36)	(.61)	10.90	(.05)	134	1.13	.06	69
July 31, 2018	11.03	.09	1.05	1.14	(.37)	(.20)	(.57)	11.60	10.41	85	1.15	.79	63
July 31, 2017	9.79	(.02)	1.40	1.38	(.04)	(.10)	(.14)	11.03	14.32	52	1.15	(.19)	15
July 31, 2016 ‡	10.00	.06	(.05)	.01	(.18)	(.04)	(.22)	9.79	.12*	22	.67*	.61*	4*
Class R
July 31, 2020	$11.01	.06	.55	.61	(.02)	(.51)	(.53)	$11.09	5.49	$14	.66[g]	.59	86
July 31, 2019	11.69	.09	(.12)	(.03)	(.29)	(.36)	(.65)	11.01	.52	27.63		.82	69
July 31, 2018	11.10	.14	1.06	1.20	(.41)	(.20)	(.61)	11.69	10.97	28.65		1.23	63
July 31, 2017	9.82	.04	1.40	1.44	(.06)	(.10)	(.16)	11.10	14.83	13.65		.36	15
July 31, 2016 ‡	10.00	.14	(.10)	.04	(.18)	(.04)	(.22)	9.82	.47*	10	.33*	1.47*	4*
Class R6
July 31, 2020	$11.08	.17	.52	.69	(.15)	(.51)	(.66)	$11.11	6.20	$877	.09[g]	1.63	86
July 31, 2019	11.77	.20	(.18)	.02	(.35)	(.36)	(.71)	11.08	1.02	775.05		1.87	69
July 31, 2018	11.15	.23	1.06	1.29	(.47)	(.20)	(.67)	11.77	11.71	435.05		2.00	63
July 31, 2017 †	9.86	.07	1.41	1.48	(.09)	(.10)	(.19)	11.15	15.31*	80	.05*	.69*	15
Class Y
July 31, 2020	$11.06	.16	.51	.67	(.14)	(.51)	(.65)	$11.08	6.08	$79	.16[g]	1.52	86
July 31, 2019	11.74	.04	(.02)	.02	(.34)	(.36)	(.70)	11.06	1.01	116.13		.34	69
July 31, 2018	11.14	.26	1.00	1.26	(.46)	(.20)	(.66)	11.74	11.46	51.15		2.22	63
July 31, 2017	9.85	.06	1.43	1.49	(.10)	(.10)	(.20)	11.14	15.41	24.15		.60	15
July 31, 2016 ‡	10.00	.11	(.03)	.08	(.19)	(.04)	(.23)	9.85	.82*	23	— *	1.20*	4*

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

68 RetirementReady® Funds	RetirementReady® Funds 69

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2055 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$11.01	.13	.48	.61	(.08)	(.77)	(.85)	$10.77	5.53	$16,369	.43[g]	1.21	50
July 31, 2019	12.57	.13	(.25)	(.12)	(.31)	(1.13)	(1.44)	11.01	.73	14,360.42		1.19	57
July 31, 2018	11.92	.22	1.08	1.30	(.48)	(.17)	(.65)	12.57	11.05	12,962.44		1.80	34
July 31, 2017	10.46	.05	1.52	1.57	(.09)	(.02)	(.11)	11.92	15.08	10,030.45		.49	30
July 31, 2016	11.60	.15	(.39)	(.24)	(.24)	(.66)	(.90)	10.46	(1.77)	4,783.25		1.41	38
Class B
July 31, 2020	$10.92	.05	.47	.52	—	(.77)	(.77)	$10.67	4.72	$103	1.18[g]	.45	50
July 31, 2019	12.45	.05	(.23)	(.18)	(.22)	(1.13)	(1.35)	10.92	.06	102	1.17	.47	57
July 31, 2018	11.81	.11	1.09	1.20	(.39)	(.17)	(.56)	12.45	10.26	103	1.19	.94	34
July 31, 2017	10.37	(.02)	1.49	1.47	(.01)	(.02)	(.03)	11.81	14.17	98	1.20	(.21)	30
July 31, 2016	11.50	.09	(.40)	(.31)	(.16)	(.66)	(.82)	10.37	(2.51)	77	1.00	.86	38
Class C
July 31, 2020	$10.73	.05	.46	.51	—[f]	(.77)	(.77)	$10.47	4.74	$923	1.18[g]	.53	50
July 31, 2019	12.28	.05	(.24)	(.19)	(.23)	(1.13)	(1.36)	10.73	.02	959	1.17	.49	57
July 31, 2018	11.66	.13	1.06	1.19	(.40)	(.17)	(.57)	12.28	10.25	895	1.19	1.08	34
July 31, 2017	10.25	(.02)	1.46	1.44	(.01)	(.02)	(.03)	11.66	14.11	812	1.20	(.19)	30
July 31, 2016	11.38	.07	(.38)	(.31)	(.16)	(.66)	(.82)	10.25	(2.48)	655	1.00	.71	38
Class R
July 31, 2020	$11.07	.10	.49	.59	(.06)	(.77)	(.83)	$10.83	5.26	$116	.68[g]	.94	50
July 31, 2019	12.52	.07	(.21)	(.14)	(.18)	(1.13)	(1.31)	11.07	.44	87.67		.58	57
July 31, 2018	11.86	.23	1.05	1.28	(.45)	(.17)	(.62)	12.52	10.86	176.69		1.91	34
July 31, 2017	10.42	.06	1.46	1.52	(.06)	(.02)	(.08)	11.86	14.68	253.70		.55	30
July 31, 2016	11.55	.13	(.39)	(.26)	(.21)	(.66)	(.87)	10.42	(2.00)	273.50		1.25	38
Class R6
July 31, 2020	$11.14	.16	.50	.66	(.12)	(.77)	(.89)	$10.91	5.88	$6,246	.09[g]	1.55	50
July 31, 2019	12.71	.18	(.26)	(.08)	(.36)	(1.13)	(1.49)	11.14	1.10	6,071.05		1.62	57
July 31, 2018	12.03	.25	1.12	1.37	(.52)	(.17)	(.69)	12.71	11.55	5,241.05		2.03	34
July 31, 2017 †	10.55	.11	1.49	1.60	(.10)	(.02)	(.12)	12.03	15.23*	3,339	.05*	.96*	30
Class Y
July 31, 2020	$11.12	.18	.47	.65	(.05)	(.77)	(.82)	$10.95	5.80	$318	.18[g]	1.68	50
July 31, 2019	12.68	.16	(.25)	(.09)	(.34)	(1.13)	(1.47)	11.12	1.01	662.17		1.43	57
July 31, 2018	12.01	.22	1.13	1.35	(.51)	(.17)	(.68)	12.68	11.35	4,409.19		1.80	34
July 31, 2017	10.53	.08	1.52	1.60	(.10)	(.02)	(.12)	12.01	15.36	2,583.20		.67	30
July 31, 2016	11.66	.17	(.38)	(.21)	(.26)	(.66)	(.92)	10.53	(1.50)	3,831	—	1.64	38

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

70 RetirementReady® Funds	RetirementReady® Funds 71

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2050 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$17.96	.23	.72	.95	(.22)	(1.07)	(1.29)	$17.62	5.33	$53,927	.42[g]	1.34	46
July 31, 2019	20.52	.23	(.40)	(.17)	(.51)	(1.88)	(2.39)	17.96	.87	48,610.39		1.27	35
July 31, 2018	19.41	.36	1.72	2.08	(.84)	(.13)	(.97)	20.52	10.82	45,447.41		1.81	38
July 31, 2017	17.05	.09	2.38	2.47	(.11)	—	(.11)	19.41	14.58	43,088.41		.48	37
July 31, 2016	17.69	.25	(.53)	(.28)	(.36)	—	(.36)	17.05	(1.54)	29,339.25		1.54	41
Class B
July 31, 2020	$17.67	.09	.71	.80	(.04)	(1.07)	(1.11)	$17.36	4.52	$294	1.17[g]	.55	46
July 31, 2019	20.19	.11	(.39)	(.28)	(.36)	(1.88)	(2.24)	17.67	.14	416	1.14	.59	35
July 31, 2018	19.13	.23	1.65	1.88	(.69)	(.13)	(.82)	20.19	9.90	449	1.16	1.16	38
July 31, 2017	16.81	(.04)	2.36	2.32	—	—	—	19.13	13.80	470	1.16	(.24)	37
July 31, 2016	17.45	.13	(.54)	(.41)	(.23)	—	(.23)	16.81	(2.31)	453	1.00	.78	41
Class C
July 31, 2020	$17.48	.09	.71	.80	(.10)	(1.07)	(1.17)	$17.11	4.55	$864	1.17[g]	.52	46
July 31, 2019	20.02	.09	(.38)	(.29)	(.37)	(1.88)	(2.25)	17.48	.13	754	1.14	.53	35
July 31, 2018	18.95	.27	1.60	1.87	(.67)	(.13)	(.80)	20.02	9.93	703	1.16	1.40	38
July 31, 2017	16.65	(.05)	2.35	2.30	—	—	—	18.95	13.81	868	1.16	(.27)	37
July 31, 2016	17.29	.14	(.54)	(.40)	(.24)	—	(.24)	16.65	(2.29)	664	1.00	.85	41
Class R
July 31, 2020	$17.72	.18	.71	.89	(.14)	(1.07)	(1.21)	$17.40	5.01	$568	.67[g]	1.06	46
July 31, 2019	20.27	.18	(.38)	(.20)	(.47)	(1.88)	(2.35)	17.72	.68	505.64		1.01	35
July 31, 2018	19.20	.34	1.66	2.00	(.80)	(.13)	(.93)	20.27	10.51	823.66		1.69	38
July 31, 2017	16.86	.12	2.29	2.41	(.07)	—	(.07)	19.20	14.34	731.66		.69	37
July 31, 2016	17.41	.19	(.51)	(.32)	(.23)	—	(.23)	16.86	(1.81)	1,365.50		1.17	41
Class R6
July 31, 2020	$18.13	.29	.73	1.02	(.28)	(1.07)	(1.35)	$17.80	5.65	$9,883	.08[g]	1.67	46
July 31, 2019	20.70	.31	(.41)	(.10)	(.59)	(1.88)	(2.47)	18.13	1.23	11,249.05		1.67	35
July 31, 2018	19.58	.42	1.74	2.16	(.91)	(.13)	(1.04)	20.70	11.15	11,848.05		2.08	38
July 31, 2017 †	17.17	.16	2.38	2.54	(.13)	—	(.13)	19.58	14.86*	7,136	.05*	.88*	37
Class Y
July 31, 2020	$18.14	.52	.49	1.01	(.27)	(1.07)	(1.34)	$17.81	5.58	$418	.17[g]	2.91	46
July 31, 2019	20.66	.09	(.20)	(.11)	(.53)	(1.88)	(2.41)	18.14	1.17	6,430.14		.51	35
July 31, 2018	19.54	.40	1.74	2.14	(.89)	(.13)	(1.02)	20.66	11.07	2,370.16		1.99	38
July 31, 2017	17.14	.09	2.45	2.54	(.14)	—	(.14)	19.54	14.91	3,645.16		.51	37
July 31, 2016	17.77	.31	(.56)	(.25)	(.38)	—	(.38)	17.14	(1.31)	7,514	—	1.88	41

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

72 RetirementReady® Funds	RetirementReady® Funds 73

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2045 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$19.90	.25	.69	.94	(.29)	(1.01)	(1.30)	$19.54	4.75	$70,455	.42[g]	1.35	47
July 31, 2019	22.67	.27	(.41)	(.14)	(.69)	(1.94)	(2.63)	19.90	1.01	55,446.40		1.33	50
July 31, 2018	21.46	.40	1.80	2.20	(.99)	—	(.99)	22.67	10.35	47,694.42		1.79	43
July 31, 2017	18.91	.07	2.59	2.66	(.11)	—	(.11)	21.46	14.10	42,236.42		.35	37
July 31, 2016	19.58	.30	(.55)	(.25)	(.42)	—	(.42)	18.91	(1.23)	31,243.25		1.62	38
Class B
July 31, 2020	$17.75	.11	.60	.71	(.15)	(1.01)	(1.16)	$17.30	3.98	$482	1.17[g]	.65	47
July 31, 2019	20.50	.12	(.40)	(.28)	(.53)	(1.94)	(2.47)	17.75	.28	544	1.15	.66	50
July 31, 2018	19.51	.21	1.62	1.83	(.84)	—	(.84)	20.50	9.48	636	1.17	1.05	43
July 31, 2017	17.22	(.07)	2.36	2.29	—	—	—	19.51	13.30	605	1.17	(.41)	37
July 31, 2016	17.89	.14	(.50)	(.36)	(.31)	—	(.31)	17.22	(1.97)	547	1.00	.86	38
Class C
July 31, 2020	$17.73	.11	.60	.71	(.14)	(1.01)	(1.15)	$17.29	3.97	$930	1.17[g]	.65	47
July 31, 2019	20.52	.13	(.41)	(.28)	(.57)	(1.94)	(2.51)	17.73	.26	944	1.15	.69	50
July 31, 2018	19.53	.22	1.62	1.84	(.85)	—	(.85)	20.52	9.50	1,018	1.17	1.07	43
July 31, 2017	17.25	(.07)	2.35	2.28	—	—	—	19.53	13.22	918	1.17	(.40)	37
July 31, 2016	17.93	.14	(.49)	(.35)	(.33)	—	(.33)	17.25	(1.91)	1,098	1.00	.87	38
Class R
July 31, 2020	$20.63	.24	.70	.94	(.03)	(1.01)	(1.04)	$20.53	4.58	$226	.67[g]	1.19	47
July 31, 2019	23.32	.21	(.39)	(.18)	(.57)	(1.94)	(2.51)	20.63	.73	212.65		1.00	50
July 31, 2018	22.04	.35	1.85	2.20	(.92)	—	(.92)	23.32	10.05	1,120.67		1.53	43
July 31, 2017	19.41	.07	2.61	2.68	(.05)	—	(.05)	22.04	13.85	1,169.67		.33	37
July 31, 2016	20.00	.25	(.55)	(.30)	(.29)	—	(.29)	19.41	(1.46)	1,573.50		1.35	38
Class R6
July 31, 2020	$24.72	.40	.86	1.26	(.35)	(1.01)	(1.36)	$24.62	5.11	$10,492	.09[g]	1.67	47
July 31, 2019	27.44	.43	(.44)	(.01)	(.77)	(1.94)	(2.71)	24.72	1.36	11,005.05		1.72	50
July 31, 2018	25.76	.58	2.16	2.74	(1.06)	—	(1.06)	27.44	10.75	10,434.05		2.17	43
July 31, 2017 †	22.65	.19	3.04	3.23	(.12)	—	(.12)	25.76	14.32*	7,355	.05*	.77*	37
Class Y
July 31, 2020	$24.67	.42	.82	1.24	(.28)	(1.01)	(1.29)	$24.62	5.03	$831	.17[g]	1.78	47
July 31, 2019	27.38	.43	(.46)	(.03)	(.74)	(1.94)	(2.68)	24.67	1.27	2,478.15		1.74	50
July 31, 2018	25.72	.51	2.19	2.70	(1.04)	—	(1.04)	27.38	10.58	8,609.17		1.89	43
July 31, 2017	22.61	.10	3.15	3.25	(.14)	—	(.14)	25.72	14.42	5,797.17		.43	37
July 31, 2016	23.30	.42	(.66)	(.24)	(.45)	—	(.45)	22.61	(.95)	9,802	—	1.95	38

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

74 RetirementReady® Funds	RetirementReady® Funds 75

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2040 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$22.00	.29	.60	.89	(.25)	(1.06)	(1.31)	$21.58	4.04	$151,384	.41[g]	1.37	53
July 31, 2019	24.24	.34	(.32)	.02	(.64)	(1.62)	(2.26)	22.00	1.33	138,186.38		1.55	28
July 31, 2018	23.21	.42	1.73	2.15	(1.10)	(.02)	(1.12)	24.24	9.36	126,350.39		1.77	39
July 31, 2017	20.58	.04	2.66	2.70	(.07)	—	(.07)	23.21	13.13	119,021.39		.20	39
July 31, 2016	21.26	.38	(.57)	(.19)	(.49)	—	(.49)	20.58	(.83)	84,164.25		1.90	48
Class B
July 31, 2020	$19.99	.12	.53	.65	(.08)	(1.06)	(1.14)	$19.50	3.24	$523	1.16[g]	.63	53
July 31, 2019	22.20	.16	(.29)	(.13)	(.46)	(1.62)	(2.08)	19.99	.61	574	1.13	.79	28
July 31, 2018	21.35	.23	1.58	1.81	(.94)	(.02)	(.96)	22.20	8.53	672	1.14	1.05	39
July 31, 2017	19.02	(.11)	2.44	2.33	—	—	—	21.35	12.25	735	1.14	(.56)	39
July 31, 2016	19.69	.23	(.55)	(.32)	(.35)	—	(.35)	19.02	(1.59)	764	1.00	1.23	48
Class C
July 31, 2020	$19.63	.12	.52	.64	(.10)	(1.06)	(1.16)	$19.11	3.23	$829	1.16[g]	.63	53
July 31, 2019	21.88	.20	(.34)	(.14)	(.49)	(1.62)	(2.11)	19.63	.57	1,011	1.13	1.03	28
July 31, 2018	21.06	.22	1.57	1.79	(.95)	(.02)	(.97)	21.88	8.58	993	1.14	1.02	39
July 31, 2017	18.76	(.11)	2.41	2.30	—	—	—	21.06	12.26	985	1.14	(.54)	39
July 31, 2016	19.44	.22	(.55)	(.33)	(.35)	—	(.35)	18.76	(1.62)	826	1.00	1.20	48
Class R
July 31, 2020	$23.06	.24	.62	.86	(.21)	(1.06)	(1.27)	$22.65	3.73	$357	.66[g]	1.08	53
July 31, 2019	25.09	.28	(.27)	.01	(.42)	(1.62)	(2.04)	23.06	1.11	282.63		1.20	28
July 31, 2018	23.95	.59	1.57	2.16	(1.00)	(.02)	(1.02)	25.09	9.09	212.64		2.38	39
July 31, 2017	21.23	.01	2.72	2.73	(.01)	—	(.01)	23.95	12.85	1,673.64		.08	39
July 31, 2016	21.80	.28	(.54)	(.26)	(.31)	—	(.31)	21.23	(1.13)	2,034.50		1.38	48
Class R6
July 31, 2020	$26.56	.45	.70	1.15	(.31)	(1.06)	(1.37)	$26.34	4.36	$17,177	.09[g]	1.76	53
July 31, 2019	28.73	.49	(.32)	.17	(.72)	(1.62)	(2.34)	26.56	1.68	21,085.05		1.84	28
July 31, 2018	27.29	.59	2.05	2.64	(1.18)	(.02)	(1.20)	28.73	9.75	22,335.05		2.10	39
July 31, 2017 †	24.17	.14	3.06	3.20	(.08)	—	(.08)	27.29	13.28*	12,731	.05*	.56*	39
Class Y
July 31, 2020	$26.54	.51	.61	1.12	(.29)	(1.06)	(1.35)	$26.31	4.24	$1,823	.16[g]	1.97	53
July 31, 2019	28.68	.46	(.31)	.15	(.67)	(1.62)	(2.29)	26.54	1.61	4,637.13		1.74	28
July 31, 2018	27.26	.61	1.99	2.60	(1.16)	(.02)	(1.18)	28.68	9.61	4,063.14		2.16	39
July 31, 2017	24.13	.08	3.15	3.23	(.10)	—	(.10)	27.26	13.40	7,058.14		.33	39
July 31, 2016	24.82	.52	(.69)	(.17)	(.52)	—	(.52)	24.13	(.60)	13,806	—	2.23	48

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

76 RetirementReady® Funds	RetirementReady® Funds 77

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2035 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$22.18	.31	.38	.69	(.38)	(.57)	(.95)	$21.92	3.12	$127,040	.42[g]	1.45	63
July 31, 2019	24.08	.40	(.19)	.21	(.77)	(1.34)	(2.11)	22.18	1.93	103,856.39		1.79	44
July 31, 2018	23.10	.41	1.41	1.82	(.84)	—	(.84)	24.08	7.94	86,367.41		1.73	43
July 31, 2017	20.85	.06	2.34	2.40	(.15)	—	(.15)	23.10	11.60	76,081.41		.25	37
July 31, 2016	21.53	.45	(.59)	(.14)	(.54)	—	(.54)	20.85	(.54)	51,869.25		2.20	38
Class B
July 31, 2020	$20.17	.14	.33	.47	(.20)	(.57)	(.77)	$19.87	2.32	$463	1.17[g]	.72	63
July 31, 2019	22.07	.23	(.19)	.04	(.60)	(1.34)	(1.94)	20.17	1.17	653	1.14	1.12	44
July 31, 2018	21.21	.23	1.28	1.51	(.65)	—	(.65)	22.07	7.13	767	1.16	1.04	43
July 31, 2017	19.15	(.10)	2.16	2.06	—	—	—	21.21	10.76	827	1.16	(.49)	37
July 31, 2016	19.81	.28	(.55)	(.27)	(.39)	—	(.39)	19.15	(1.28)	1,167	1.00	1.49	38
Class C
July 31, 2020	$20.02	.14	.33	.47	(.22)	(.57)	(.79)	$19.70	2.37	$1,391	1.17[g]	.72	63
July 31, 2019	21.96	.21	(.19)	.02	(.62)	(1.34)	(1.96)	20.02	1.12	1,675	1.14	1.06	44
July 31, 2018	21.12	.21	1.30	1.51	(.67)	—	(.67)	21.96	7.18	1,496	1.16	.98	43
July 31, 2017	19.08	(.10)	2.15	2.05	(.01)	—	(.01)	21.12	10.73	1,625	1.16	(.50)	37
July 31, 2016	19.78	.26	(.53)	(.27)	(.43)	—	(.43)	19.08	(1.28)	1,549	1.00	1.40	38
Class R
July 31, 2020	$21.31	.25	.35	.60	(.30)	(.57)	(.87)	$21.04	2.86	$654	.67[g]	1.20	63
July 31, 2019	23.16	.33	(.18)	.15	(.66)	(1.34)	(2.00)	21.31	1.66	626.64		1.55	44
July 31, 2018	22.26	.46	1.24	1.70	(.80)	—	(.80)	23.16	7.69	797.66		2.00	43
July 31, 2017	20.10	.02	2.24	2.26	(.10)	—	(.10)	22.26	11.30	1,369.66		.11	37
July 31, 2016	20.67	.32	(.50)	(.18)	(.39)	—	(.39)	20.10	(.80)	2,000.50		1.66	38
Class R6
July 31, 2020	$26.53	.45	.46	.91	(.43)	(.57)	(1.00)	$26.44	3.48	$16,244	.09[g]	1.75	63
July 31, 2019	28.35	.59	(.22)	.37	(.85)	(1.34)	(2.19)	26.53	2.24	18,605.05		2.24	44
July 31, 2018	27.03	.60	1.64	2.24	(.92)	—	(.92)	28.35	8.34	21,366.05		2.14	43
July 31, 2017 †	24.34	.16	2.70	2.86	(.17)	—	(.17)	27.03	11.81*	15,359	.05*	.63*	37
Class Y
July 31, 2020	$26.48	.45	.44	.89	(.38)	(.57)	(.95)	$26.42	3.38	$1,713	.17[g]	1.75	63
July 31, 2019	28.30	.59	(.24)	.35	(.83)	(1.34)	(2.17)	26.48	2.14	5,493.14		2.23	44
July 31, 2018	26.98	.55	1.67	2.22	(.90)	—	(.90)	28.30	8.26	13,086.16		1.97	43
July 31, 2017	24.30	.10	2.76	2.86	(.18)	—	(.18)	26.98	11.85	9,005.16		.38	37
July 31, 2016	24.99	.56	(.66)	(.10)	(.59)	—	(.59)	24.30	(.33)	17,298	—	2.40	38

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

78 RetirementReady® Funds	RetirementReady® Funds 79

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2030 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$21.95	.32	.15	.47	(.49)	(.42)	(.91)	$21.51	2.12	$198,756	.42[g]	1.53	66
July 31, 2019	23.22	.51	(.08)	.43	(.71)	(.99)	(1.70)	21.95	2.62	180,390.38		2.33	31
July 31, 2018	22.51	.41	1.02	1.43	(.72)	—	(.72)	23.22	6.38	164,247.39		1.80	46
July 31, 2017	20.68	.16	1.82	1.98	(.15)	—	(.15)	22.51	9.61	169,766.39		.73	41
July 31, 2016	21.38	.47	(.59)	(.12)	(.58)	—	(.58)	20.68	(.45)	122,277.25		2.35	47
Class B
July 31, 2020	$20.76	.16	.13	.29	(.31)	(.42)	(.73)	$20.32	1.36	$617	1.17[g]	.77	66
July 31, 2019	22.02	.33	(.09)	.24	(.51)	(.99)	(1.50)	20.76	1.80	815	1.13	1.61	31
July 31, 2018	21.36	.26	.95	1.21	(.55)	—	(.55)	22.02	5.66	1,025	1.14	1.17	46
July 31, 2017	19.64	—[f]	1.72	1.72	—	—	—	21.36	8.76	1,299	1.14	—[h]	41
July 31, 2016	20.32	.33	(.58)	(.25)	(.43)	—	(.43)	19.64	(1.18)	1,251	1.00	1.74	47
Class C
July 31, 2020	$20.66	.15	.14	.29	(.35)	(.42)	(.77)	$20.18	1.36	$1,384	1.17[g]	.77	66
July 31, 2019	21.94	.33	(.09)	.24	(.53)	(.99)	(1.52)	20.66	1.81	1,430	1.13	1.61	31
July 31, 2018	21.32	.25	.95	1.20	(.58)	—	(.58)	21.94	5.62	1,454	1.14	1.16	46
July 31, 2017	19.60	—[f]	1.73	1.73	(.01)	—	(.01)	21.32	8.81	1,544	1.14	.01	41
July 31, 2016	20.29	.31	(.56)	(.25)	(.44)	—	(.44)	19.60	(1.19)	1,515	1.00	1.61	47
Class R
July 31, 2020	$20.79	.26	.12	.38	(.44)	(.42)	(.86)	$20.31	1.83	$571	.67[g]	1.27	66
July 31, 2019	22.02	.42	(.07)	.35	(.59)	(.99)	(1.58)	20.79	2.36	652.63		2.04	31
July 31, 2018	21.39	.44	.86	1.30	(.67)	—	(.67)	22.02	6.12	570.64		2.02	46
July 31, 2017	19.64	.11	1.73	1.84	(.09)	—	(.09)	21.39	9.39	2,543.64		.53	41
July 31, 2016	20.23	.37	(.53)	(.16)	(.43)	—	(.43)	19.64	(.71)	2,916.50		1.94	47
Class R6
July 31, 2020	$25.60	.46	.16	.62	(.55)	(.42)	(.97)	$25.25	2.44	$23,780	.09[g]	1.86	66
July 31, 2019	26.78	.69	(.10)	.59	(.78)	(.99)	(1.77)	25.60	2.94	24,909.05		2.73	31
July 31, 2018	25.84	.57	1.17	1.74	(.80)	—	(.80)	26.78	6.75	21,927.05		2.16	46
July 31, 2017 †	23.67	.25	2.08	2.33	(.16)	—	(.16)	25.84	9.90*	13,797	.05*	1.02*	41
Class Y
July 31, 2020	$25.57	.43	.17	.60	(.53)	(.42)	(.95)	$25.22	2.34	$3,709	.17[g]	1.74	66
July 31, 2019	26.74	.68	(.10)	.58	(.76)	(.99)	(1.75)	25.57	2.87	7,617.13		2.69	31
July 31, 2018	25.80	.54	1.18	1.72	(.78)	—	(.78)	26.74	6.70	7,307.14		2.03	46
July 31, 2017	23.65	.21	2.11	2.32	(.17)	—	(.17)	25.80	9.88	6,806.14		.86	41
July 31, 2016	24.34	.62	(.69)	(.07)	(.62)	—	(.62)	23.65	(.19)	15,306	—	2.71	47

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

80 RetirementReady® Funds	RetirementReady® Funds 81

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2025 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$21.98	.33	(.06)	.27	(.50)	(.19)	(.69)	$21.56	1.23	$151,047	.42[g]	1.56	79
July 31, 2019	22.91	.57	(.02)	.55	(.80)	(.68)	(1.48)	21.98	2.99	112,950.39		2.60	44
July 31, 2018	22.36	.45	.59	1.04	(.49)	—	(.49)	22.91	4.64	93,296.41		1.99	52
July 31, 2017	21.08	.22	1.36	1.58	(.30)	—	(.30)	22.36	7.60	80,908.41		1.02	37
July 31, 2016	21.73	.55	(.65)	(.10)	(.55)	—	(.55)	21.08	(.40)	60,363.25		2.66	42
Class B
July 31, 2020	$20.38	.16	(.08)	.08	(.28)	(.19)	(.47)	$19.99	.42	$483	1.17[g]	.79	79
July 31, 2019	21.32	.40	(.04)	.36	(.62)	(.68)	(1.30)	20.38	2.22	739	1.14	1.95	44
July 31, 2018	20.84	.28	.53	.81	(.33)	—	(.33)	21.32	3.90	998	1.16	1.31	52
July 31, 2017	19.66	.05	1.28	1.33	(.15)	—	(.15)	20.84	6.81	1,200	1.16	.26	37
July 31, 2016	20.29	.37	(.62)	(.25)	(.38)	—	(.38)	19.66	(1.17)	1,082	1.00	1.90	42
Class C
July 31, 2020	$20.27	.16	(.07)	.09	(.34)	(.19)	(.53)	$19.83	.45	$2,409	1.17[g]	.80	79
July 31, 2019	21.26	.39	(.04)	.35	(.66)	(.68)	(1.34)	20.27	2.21	2,393	1.14	1.93	44
July 31, 2018	20.78	.25	.56	.81	(.33)	—	(.33)	21.26	3.89	2,175	1.16	1.19	52
July 31, 2017	19.62	.06	1.27	1.33	(.17)	—	(.17)	20.78	6.84	1,972	1.16	.29	37
July 31, 2016	20.27	.36	(.61)	(.25)	(.40)	—	(.40)	19.62	(1.17)	1,851	1.00	1.86	42
Class R
July 31, 2020	$20.57	.29	(.10)	.19	(.39)	(.19)	(.58)	$20.18	.95	$140	.67[g]	1.44	79
July 31, 2019	21.44	.48	(.02)	.46	(.65)	(.68)	(1.33)	20.57	2.70	458.64		2.32	44
July 31, 2018	20.97	.45	.47	.92	(.45)	—	(.45)	21.44	4.38	1,045.66		2.13	52
July 31, 2017	19.78	.16	1.29	1.45	(.26)	—	(.26)	20.97	7.39	2,734.66		.79	37
July 31, 2016	20.29	.36	(.51)	(.15)	(.36)	—	(.36)	19.78	(.69)	2,458.50		1.87	42
Class R6
July 31, 2020	$22.18	.41	(.07)	.34	(.56)	(.19)	(.75)	$21.77	1.54	$15,965	.09[g]	1.89	79
July 31, 2019	23.11	.66	(.04)	.62	(.87)	(.68)	(1.55)	22.18	3.35	20,842.05		3.02	44
July 31, 2018	22.55	.54	.58	1.12	(.56)	—	(.56)	23.11	5.00	18,185.05		2.36	52
July 31, 2017 †	21.20	.28	1.39	1.67	(.32)	—	(.32)	22.55	7.98*	11,072	.05*	1.30 *	37
Class Y
July 31, 2020	$22.13	.40	(.08)	.32	(.50)	(.19)	(.69)	$21.76	1.46	$2,318	.17[g]	1.86	79
July 31, 2019	23.06	.66	(.06)	.60	(.85)	(.68)	(1.53)	22.13	3.24	6,541.14		3.02	44
July 31, 2018	22.50	.51	.59	1.10	(.54)	—	(.54)	23.06	4.91	13,079.16		2.23	52
July 31, 2017	21.19	.27	1.38	1.65	(.34)	—	(.34)	22.50	7.90	9,036.16		1.22	37
July 31, 2016	21.83	.61	(.66)	(.05)	(.59)	—	(.59)	21.19	(.15)	17,559	—	2.91	42

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

82 RetirementReady® Funds	RetirementReady® Funds 83

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2020 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$19.23	.30	(.28)	.02	(.47)	(.09)	(.56)	$18.69	.04	$215,500	.41[g]	1.60	82
July 31, 2019	19.63	.57	(.01)	.56	(.63)	(.33)	(.96)	19.23	3.27	195,446.38		2.99	35
July 31, 2018	19.47	.45	.16	.61	(.45)	—	(.45)	19.63	3.14	182,670.38		2.27	69
July 31, 2017	18.55	.20	.91	1.11	(.19)	—	(.19)	19.47	6.05	186,299.37		1.05	49
July 31, 2016	19.18	.52	(.61)	(.09)	(.54)	—	(.54)	18.55	(.38)	127,482.25		2.82	47
Class B
July 31, 2020	$18.49	.16	(.28)	(.12)	(.29)	(.09)	(.38)	$17.99	(.69)	$440	1.16[g]	.88	82
July 31, 2019	18.89	.42	(.01)	.41	(.48)	(.33)	(.81)	18.49	2.49	673	1.13	2.29	35
July 31, 2018	18.73	.30	.15	.45	(.29)	—	(.29)	18.89	2.38	829	1.13	1.56	69
July 31, 2017	17.85	.06	.87	.93	(.05)	—	(.05)	18.73	5.24	1,106	1.12	.34	49
July 31, 2016	18.45	.38	(.59)	(.21)	(.39)	—	(.39)	17.85	(1.11)	1,151	1.00	2.15	47
Class C
July 31, 2020	$18.46	.15	(.28)	(.13)	(.31)	(.09)	(.40)	$17.93	(.76)	$1,756	1.16[g]	.85	82
July 31, 2019	18.87	.40	.01	.41	(.49)	(.33)	(.82)	18.46	2.50	1,717	1.13	2.19	35
July 31, 2018	18.71	.27	.19	.46	(.30)	—	(.30)	18.87	2.43	2,197	1.13	1.41	69
July 31, 2017	17.84	.07	.86	.93	(.06)	—	(.06)	18.71	5.25	2,063	1.12	.37	49
July 31, 2016	18.46	.38	(.59)	(.21)	(.41)	—	(.41)	17.84	(1.12)	2,092	1.00	2.15	47
Class R
July 31, 2020	$18.49	.25	(.31)	(.06)	(.14)	(.09)	(.23)	$18.20	(.36)	$304	.66[g]	1.37	82
July 31, 2019	18.90	.50	(.01)	.49	(.57)	(.33)	(.90)	18.49	2.96	342.63		2.75	35
July 31, 2018	18.77	.43	.12	.55	(.42)	—	(.42)	18.90	2.90	2,324.63		2.28	69
July 31, 2017	17.88	.15	.88	1.03	(.14)	—	(.14)	18.77	5.79	4,442.62		.80	49
July 31, 2016	18.44	.44	(.56)	(.12)	(.44)	—	(.44)	17.88	(.60)	3,269.50		2.47	47
Class R6
July 31, 2020	$21.84	.41	(.33)	.08	(.52)	(.09)	(.61)	$21.31	.35	$7,919	.09[g]	1.93	82
July 31, 2019	22.15	.73	(.01)	.72	(.70)	(.33)	(1.03)	21.84	3.62	9,917.05		3.39	35
July 31, 2018	21.90	.66	.11	.77	(.52)	—	(.52)	22.15	3.50	9,691.05		2.97	69
July 31, 2017 †	20.80	.30	1.01	1.31	(.21)	—	(.21)	21.90	6.34*	3,838	.05*	1.41*	49
Class Y
July 31, 2020	$21.80	.40	(.33)	.07	(.51)	(.09)	(.60)	$21.27	.28	$1,060	.16[g]	1.89	82
July 31, 2019	22.13	.78	(.09)	.69	(.69)	(.33)	(1.02)	21.80	3.48	2,980.13		3.64	35
July 31, 2018	21.88	.64	.12	.76	(.51)	—	(.51)	22.13	3.46	1,737.13		2.89	69
July 31, 2017	20.79	.23	1.07	1.30	(.21)	—	(.21)	21.88	6.32	1,673.12		1.11	49
July 31, 2016	21.41	.65	(.69)	(.04)	(.58)	—	(.58)	20.79	(.13)	4,982	—	3.15	47

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

84 RetirementReady® Funds	RetirementReady® Funds 85

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady Maturity Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
											Ratio	investment
	Net asset		Net realized		From						of expenses	income (loss)
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a,b]	on investments	operations	income	on investments	distributions	of period	value (%)[c]	(in thousands)	(%)[d,e]	(%)[b,e]	(%)
Class A
July 31, 2020	$17.62	.30	(.27)	.03	(.30)	(.17)	(.47)	$17.18	.19	$108,011	.41[g]	1.77	73
July 31, 2019	17.62	.53	.03	.56	(.53)	(.03)	(.56)	17.62	3.35	104,174.38		3.10	37
July 31, 2018	17.65	.44	(.02)	.42	(.45)	—	(.45)	17.62	2.37	92,361.39		2.47	68
July 31, 2017	17.02	.20	.63	.83	(.20)	—	(.20)	17.65	4.94	80,263.38		1.14	39
July 31, 2016	17.69	.64	(.70)	(.06)	(.61)	—	(.61)	17.02	(.27)	63,447.25		3.83	33
Class B
July 31, 2020	$17.18	.17	(.25)	(.08)	(.18)	(.17)	(.35)	$16.75	(.52)	$475	1.16[g]	1.03	73
July 31, 2019	17.20	.39	.03	.42	(.41)	(.03)	(.44)	17.18	2.53	688	1.13	2.33	37
July 31, 2018	17.28	.31	(.02)	.29	(.37)	—	(.37)	17.20	1.64	849	1.14	1.78	68
July 31, 2017	16.74	.07	.61	.68	(.14)	—	(.14)	17.28	4.11	981	1.13	.43	39
July 31, 2016	17.45	.52	(.70)	(.18)	(.53)	—	(.53)	16.74	(.99)	1,094	1.00	3.11	33
Class C
July 31, 2020	$17.23	.17	(.27)	(.10)	(.17)	(.17)	(.34)	$16.79	(.58)	$829	1.16[g]	1.03	73
July 31, 2019	17.24	.36	.07	.43	(.41)	(.03)	(.44)	17.23	2.61	1,069	1.13	2.16	37
July 31, 2018	17.33	.31	(.03)	.28	(.37)	—	(.37)	17.24	1.58	1,172	1.14	1.81	68
July 31, 2017	16.79	.07	.61	.68	(.14)	—	(.14)	17.33	4.09	1,681	1.13	.44	39
July 31, 2016	17.49	.44	(.61)	(.17)	(.53)	—	(.53)	16.79	(.93)	1,852	1.00	2.63	33
Class R
July 31, 2020	$17.60	.25	(.26)	(.01)	(.26)	(.17)	(.43)	$17.16	(.06)	$1,021	.66[g]	1.49	73
July 31, 2019	17.61	.54	(.03)	.51	(.49)	(.03)	(.52)	17.60	3.03	581.63		3.10	37
July 31, 2018	17.64	.43	(.06)	.37	(.40)	—	(.40)	17.61	2.10	527.64		2.42	68
July 31, 2017	17.01	.19	.60	.79	(.16)	—	(.16)	17.64	4.70	730.63		1.12	39
July 31, 2016	17.68	.61	(.71)	(.10)	(.57)	—	(.57)	17.01	(.53)	1,439.50		3.62	33
Class R6
July 31, 2020	$17.68	.36	(.27)	.09	(.36)	(.17)	(.53)	$17.24	.52	$2,509	.09[g]	2.08	73
July 31, 2019	17.68	.61	.01	.62	(.59)	(.03)	(.62)	17.68	3.69	2,958.05		3.50	37
July 31, 2018	17.71	.50	(.02)	.48	(.51)	—	(.51)	17.68	2.71	3,842.05		2.83	68
July 31, 2017 †	17.08	.25	.63	.88	(.25)	—	(.25)	17.71	5.20*	3,711	.05*	1.42*	39
Class Y
July 31, 2020	$17.68	.36	(.27)	.09	(.35)	(.17)	(.52)	$17.25	.48	$707	.16[g]	2.10	73
July 31, 2019	17.68	.62	(.01)	.61	(.58)	(.03)	(.61)	17.68	3.60	3,188.13		3.59	37
July 31, 2018	17.71	.48	(.02)	.46	(.49)	—	(.49)	17.68	2.62	4,630.14		2.70	68
July 31, 2017	17.08	.27	.60	.87	(.24)	—	(.24)	17.71	5.17	3,519.13		1.56	39
July 31, 2016	17.75	.72	(.73)	(.01)	(.66)	—	(.66)	17.08	(.02)	7,602	—	4.24	33

See page 88 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

86 RetirementReady® Funds	RetirementReady® Funds 87

Financial highlights cont.

* Not annualized.

† For the period September 2, 2016 (commencement of operations) to July 31, 2017.

‡ For the period November 30, 2015 (commencement of operations) to July 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The ratio of net investment income and net investment income per share amounts shown may not correspond with the expected class specific difference due to the timing of income received from the underlying Putnam funds and the timing of subscriptions/redemption to the class.

c Total return does not reflect the effect of sales charges.

d Expense ratios do not include expenses of the underlying funds.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each fund’s average net assets (Note 2):

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Putnam RetirementReady 2060 Fund
Class A, B, C, R, Y	3.32%	6.13%	16.06%	73.93%	114.41%
Class R6	3.32%	6.13%	16.06%	60.14%	N/A
Putnam RetirementReady 2055 Fund
Class A, B, C, R, Y	0.43	0.45	0.44	0.88	1.13
Class R6	0.43	0.45	0.44	0.80	N/A
Putnam RetirementReady 2050 Fund
Class A, B, C, R, Y	0.16	0.18	0.18	0.27	0.28
Class R6	0.16	0.18	0.18	0.25	N/A
Putnam RetirementReady 2045 Fund
Class A, B, C, R, Y	0.15	0.17	0.18	0.25	0.26
Class R6	0.15	0.17	0.18	0.24	N/A
Putnam RetirementReady 2040 Fund
Class A, B, C, R, Y	0.08	0.09	0.12	0.13	0.14
Class R6	0.08	0.09	0.12	0.13	N/A
Putnam RetirementReady 2035 Fund
Class A, B, C, R, Y	0.09	0.11	0.11	0.17	0.17
Class R6	0.09	0.11	0.11	0.16	N/A
Putnam RetirementReady 2030 Fund
Class A, B, C, R, Y	0.07	0.08	0.08	0.11	0.11
Class R6	0.07	0.08	0.08	0.11	N/A
Putnam RetirementReady 2025 Fund
Class A, B, C, R, Y	0.08	0.10	0.11	0.16	0.15
Class R6	0.08	0.10	0.11	0.15	N/A
Putnam RetirementReady 2020 Fund
Class A, B, C, R, Y	0.11	0.08	0.09	0.13	0.11
Class R6	0.11	0.08	0.09	0.13	N/A
Putnam RetirementReady Maturity Fund
Class A, B, C, R, Y	0.18	0.12	0.12	0.19	0.21
Class R6	0.18	0.12	0.12	0.17	N/A

88 RetirementReady® Funds

Financial highlights cont.

f Amount represents less than $0.01 per share.

g Includes one-time proxy costs which amounted to the following as a percentage of average net assets:

Putnam RetirementReady 2060 Fund	0.04%
Putnam RetirementReady 2055 Fund	0.04
Putnam RetirementReady 2050 Fund	0.03
Putnam RetirementReady 2045 Fund	0.04
Putnam RetirementReady 2040 Fund	0.04
Putnam RetirementReady 2035 Fund	0.04
Putnam RetirementReady 2030 Fund	0.04
Putnam RetirementReady 2025 Fund	0.04
Putnam RetirementReady 2020 Fund	0.04
Putnam RetirementReady Maturity Fund	0.04

h Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 89

Notes to financial statements 7/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, each fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through July 31, 2020.

Each of the Putnam RetirementReady Funds: Putnam RetirementReady 2060 Fund, Putnam RetirementReady 2055 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, and Putnam RetirementReady Maturity Fund (Prior to December 2, 2019, this fund was known as, Putnam Retirement Income Fund Lifestyle 1) (collectively the funds) is a diversified series of Putnam Target Date Funds, (the Trust) (Prior to December 2, 2019 the Trust was known as, Putnam RetirementReady® Funds), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Each fund, except Putnam RetirementReady Maturity Fund, seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. Putnam RetirementReady Maturity Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital.

Currently there are ten separate funds, of which nine have a target date specified by the calendar year in the name of each fund. The target dates are in five-year increments beginning with the year 2020. The tenth fund is named Putnam RetirementReady Maturity Fund. Amounts invested in each target date fund are allocated among underlying Putnam funds based on the fund’s target date. The target percentages for each target date fund gradually change over time based on the number of years that remain until the target date of the fund so that a fund’s asset allocation will become more conservative as the fund approaches its target date. The asset allocation of each target date fund is designed to provide a diversified investment that Putnam Management believes is neither overly aggressive nor overly conservative for a typical investor planning to retire (or otherwise begin using the invested funds) in the target year. When a fund’s target percentages correspond to those of Putnam RetirementReady Maturity Fund, which currently is expected to occur during the latter part of the target year, the fund will be merged into Putnam RetirementReady Maturity Fund.

These financial statements report on each fund, which may invest in certain Putnam funds which are managed by Putnam Management. As of July 31, 2020, each fund may invest in the following diversified funds: Putnam Fixed Income Absolute Return Fund, Putnam Multi-Asset Absolute Return Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Asset Allocation Growth Fund and Putnam Government Money Market Fund (the underlying Putnam funds). The financial statements of the underlying Putnam funds contain additional information about the expenses and investments of the underlying Putnam funds and are available upon request.

Each fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75% (4.00% for Putnam RetirementReady Maturity Fund). Class A shares generally are not subject to a contingent deferred sales charge and class R, class R6, and class Y are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% (3.25% for Putnam RetirementReady Maturity Fund) and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

90 RetirementReady® Funds

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against each fund. However, each fund’s management team expects the risk of material loss to be remote.

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of each fund.

Under each fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam funds are determined based on the policies contained in each underlying Putnam fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam funds are recorded on the ex-dividend date.

Interfund lending Each fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the funds to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the funds did not utilize the program.

Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Each fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the funds’ federal tax returns for the prior three fiscal years, or life of the fund, if shorter, remain subject to examination by the Internal Revenue Service.

RetirementReady® Funds 91

Under the Regulated Investment Company Modernization Act of 2010, each fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2020, the following funds had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
	Short-term	Long-term	Total
Putnam RetirementReady 2055 Fund	$—	$73,031	$73,031
Putnam RetirementReady 2050 Fund	—	794,292	794,292
Putnam RetirementReady 2045 Fund	—	527,398	527,398
Putnam RetirementReady 2040 Fund	—	570,334	570,334
Putnam RetirementReady 2035 Fund	—	1,643,595	1,643,595
Putnam RetirementReady 2030 Fund	—	779,417	779,417

Pursuant to federal income tax regulations applicable to regulated investment companies, the following funds have elected to defer the following amounts to their fiscal year ending July 31, 2021 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2020 and July 31, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and July 31, 2020).

Late year ordinary loss deferral
Putnam RetirementReady 2050 Fund	$62,975
Putnam RetirementReady 2045 Fund	141,182

Distributions to shareholders Each fund normally distributes any net investment income and any net realized capital gains annually, except Putnam RetirementReady Maturity Fund, which normally distributes any net investment income monthly and any net realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and/or permanent difference for the following funds:

Differences during the period
Putnam RetirementReady 2060 Fund	losses on wash sale transactions, redesignation of taxable distributions
Putnam RetirementReady 2055 Fund	losses on wash sale transactions
Putnam RetirementReady 2050 Fund	losses on wash sale transactions, late year loss deferrals
losses on wash sale transactions, late year loss deferrals, distribution
Putnam RetirementReady 2045 Fund	in excess
Putnam RetirementReady 2040 Fund	losses on wash sale transactions
Putnam RetirementReady 2035 Fund	losses on wash sale transactions, redesignation of taxable distributions, distribution in excess
Putnam RetirementReady 2030 Fund	losses on wash sale transactions, redesignation of taxable distributions, distribution in excess
Putnam RetirementReady 2025 Fund	losses on wash sale transactions, redesignation of taxable distributions, distribution in excess
Putnam RetirementReady 2020 Fund	losses on wash sale transactions, non-deductible merger expenses, redesignation of taxable distributions
Putnam RetirementReady Maturity Fund	losses on wash sale transactions, non-deductible merger expenses

92 RetirementReady® Funds

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the following funds reclassified the following amounts:

		Accumulated net
		realized gain/(loss) on
	Undistributed net	investment
	investment income	transactions	Paid-in-capital
Putnam RetirementReady 2060 Fund	$—	$—	$—
Putnam RetirementReady 2055 Fund	(2,134)	2,134	—
Putnam RetirementReady 2050 Fund	(11,545)	11,545	—
Putnam RetirementReady 2045 Fund	(14,536)	2,411,196	(2,396,660)
Putnam RetirementReady 2040 Fund	(2,531)	2,531	—
Putnam RetirementReady 2035 Fund	—	3,383,605	(3,383,605)
Putnam RetirementReady 2030 Fund	—	3,109,273	(3,109,273)
Putnam RetirementReady 2025 Fund	—	1,078,887	(1,078,887)
Putnam RetirementReady 2020 Fund	85,000	—	(85,000)
Putnam RetirementReady
Maturity Fund	85,000	—	(85,000)

RetirementReady® Funds 93

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Distributions to shareholders cont.

			Net unrealized	Undistributed				Late year	Cost for
	Unrealized	Unrealized	appreciation/	ordinary	Undistributed	Undistributed	Capital loss	ordinary loss	federal income
	appreciation	(depreciation)	(depreciation)	income	short-term gain	long-term gain	carryover	deferral	tax purposes
Putnam RetirementReady 2060 Fund	$23,935	$(9,220)	$14,715	$—	$25,067	$37,655	$—	$—	$2,944,402
Putnam RetirementReady 2055 Fund	1,668,169	(1,981,736)	(313,567)	70,333	—	—	(73,031)	—	24,404,957
Putnam RetirementReady 2050 Fund	900,653	(707,583)	193,070	—	—	—	(794,292)	(62,975)	65,806,139
Putnam RetirementReady 2045 Fund	520,315	(847,188)	(326,873)	—	—	—	(527,398)	(141,182)	83,802,041
Putnam RetirementReady 2040 Fund	3,021,497	(3,099,898)	(78,401)	440,927	—	—	(570,334)	—	172,292,916
Putnam RetirementReady 2035 Fund	2,058,966	(1,923,280)	135,686	—	—	—	(1,643,595)	—	147,476,956
Putnam RetirementReady 2030 Fund	2,621,867	(4,719,619)	(2,097,752)	—	—	—	(779,417)	—	231,082,709
Putnam RetirementReady 2025 Fund	5,303,683	(8,657,494)	(3,353,811)	—	—	—	—	—	175,843,630
Putnam RetirementReady 2020 Fund	5,000,594	(13,425,407)	(8,424,813)	159,006	—	—	—	—	235,574,138
Putnam RetirementReady
Maturity Fund	2,567,450	(9,004,099)	(6,436,649)	101,200	—	556,789	—	—	120,075,946

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

94 RetirementReady® Funds	RetirementReady® Funds 95

Note 2: Management fee, administrative services and other transactions

The funds do not pay a monthly management fee to Putnam Management.

Putnam Management has contractually agreed through November 30, 2020 for all the funds with the exception of Putnam RetirementReady 2060 Fund, where the contractual agreement is through November 30, 2029 to reimburse each fund for other expenses (excluding payments under each fund’s distribution plans, payments under the investor servicing contract, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, proxy fees [related to the shareholder meeting to consider a new management contract for each fund] and acquired fund fees and expenses). During the reporting period, each fund’s expenses were reduced by the following amounts as a result of this limit.

Fees waived and reimbursed
by the Manager
Putnam RetirementReady 2060 Fund	$87,889
Putnam RetirementReady 2055 Fund	94,205
Putnam RetirementReady 2050 Fund	108,381
Putnam RetirementReady 2045 Fund	114,215
Putnam RetirementReady 2040 Fund	133,459
Putnam RetirementReady 2035 Fund	127,353
Putnam RetirementReady 2030 Fund	145,467
Putnam RetirementReady 2025 Fund	133,032
Putnam RetirementReady 2020 Fund	228,390
Putnam RetirementReady Maturity Fund	207,349

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the funds during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the funds managed by PIL.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to each fund and received fees for investor servicing for class A, class B, class C, class M, class R and class Y that include (1) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (2) a specified rate based on the average net assets attributable to direct and underlying non-defined contribution accounts.  Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s defined and non-defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares will pay a monthly fee for investor servicing based on the average net assets of class R6 shares at an annual rate of 0.05%. Effective November 25, 2019, each fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased. During the reporting period, the expenses for each class of shares related to investor servicing fees for each fund were as follows:

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y	Total
Putnam RetirementReady 2060 Fund	$1,825	$26	$222	$10	$21	$407	$183	$2,694
Putnam RetirementReady 2055 Fund	20,384	140	1,334	55	136	3,065	830	25,944
Putnam RetirementReady 2050 Fund	66,242	409	1,027	97	696	5,335	4,496	78,302
Putnam RetirementReady 2045 Fund	81,250	674	1,174	52	286	5,109	2,881	91,426
Putnam RetirementReady 2040 Fund	175,926	660	1,158	198	387	9,965	4,887	193,181
Putnam RetirementReady 2035 Fund	151,282	735	2,010	190	833	8,451	5,907	169,408
Putnam RetirementReady 2030 Fund	238,087	914	1,803	173	831	12,461	8,051	262,320
Putnam RetirementReady 2025 Fund	172,286	770	3,113	84	502	9,649	6,520	192,924
Putnam RetirementReady 2020 Fund	249,721	671	2,146	53	411	4,543	3,410	260,955
Putnam RetirementReady
Maturity Fund	134,359	704	1,160	67	1,085	1,413	2,981	141,769

96 RetirementReady® Funds

Each fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the funds at the following annual rates (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees for each fund were as follows:

	Class A	Class B	Class C	Class M*	Class R	Total
Maximum %	0.35%	1.00%	1.00%	1.00%	1.00%
Approved %	0.25%	1.00%	1.00%	0.75%	0.50%
Putnam RetirementReady 2060 Fund	$3,665	$208	$1,782	$58	$85	$5,798
Putnam RetirementReady 2055 Fund	35,714	981	9,346	283	477	46,801
Putnam RetirementReady 2050 Fund	125,352	3,095	7,781	547	2,637	139,412
Putnam RetirementReady 2045 Fund	152,559	5,058	8,816	288	1,081	167,802
Putnam RetirementReady 2040 Fund	347,544	5,218	9,153	1,170	1,530	364,615
Putnam RetirementReady 2035 Fund	287,271	5,584	15,268	1,073	3,165	312,361
Putnam RetirementReady 2030 Fund	459,997	7,064	13,936	999	3,209	485,205
Putnam RetirementReady 2025 Fund	327,065	5,837	23,634	471	1,902	358,909
Putnam RetirementReady 2020 Fund	500,603	5,377	17,212	320	1,665	525,177
	Class A	Class B	Class C	Class M*	Class R	Total
Maximum %	0.35%	1.00%	1.00%	1.00%	1.00%
Approved %	0.25%	1.00%	1.00%	0.50%	0.50%
Putnam RetirementReady
Maturity Fund	$266,591	$5,588	$9,212	$266	$4,303	$285,960

* Effective November 25, 2019, each fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions from the sale of class A and class M shares, and received contingent deferred sales charges from redemptions of class B and class C shares, in the following amounts:

	Class A Net	Class M Net
	commissions	commissions	Class B CDSC	Class C CDSC
Putnam RetirementReady 2060 Fund	$1,280	$7	$—	$412
Putnam RetirementReady 2055 Fund	4,091	32	—	52
Putnam RetirementReady 2050 Fund	4,591	32	1,216	90
Putnam RetirementReady 2045 Fund	7,849	38	141	73
Putnam RetirementReady 2040 Fund	7,106	21	425	93
Putnam RetirementReady 2035 Fund	9,387	9	379	204
Putnam RetirementReady 2030 Fund	10,965	47	101	206
Putnam RetirementReady 2025 Fund	18,240	21	621	87
Putnam RetirementReady 2020 Fund	3,148	71	443	54
Putnam RetirementReady
Maturity Fund	3,511	3	653	3

RetirementReady® Funds 97

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following amounts on class A redemptions:

Class A CDSC
Putnam RetirementReady 2060 Fund	$433
Putnam RetirementReady 2055 Fund	53
Putnam RetirementReady 2050 Fund	67
Putnam RetirementReady 2045 Fund	109
Putnam RetirementReady 2040 Fund	9
Putnam RetirementReady 2035 Fund	—
Putnam RetirementReady 2030 Fund	12
Putnam RetirementReady 2025 Fund	3
Putnam RetirementReady 2020 Fund	—
Putnam RetirementReady Maturity Fund	27

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam funds were as follows:

	Cost of purchases	Proceeds from sales
Putnam RetirementReady 2060 Fund	$2,663,214	$2,277,483
Putnam RetirementReady 2055 Fund	12,032,017	11,167,778
Putnam RetirementReady 2050 Fund	30,100,597	34,412,628
Putnam RetirementReady 2045 Fund	45,344,541	35,141,266
Putnam RetirementReady 2040 Fund	89,249,560	87,337,641
Putnam RetirementReady 2035 Fund	101,859,271	88,106,171
Putnam RetirementReady 2030 Fund	156,566,110	145,145,737
Putnam RetirementReady 2025 Fund	153,611,947	124,679,801
Putnam RetirementReady 2020 Fund	196,019,213	176,871,371
Putnam RetirementReady Maturity Fund	86,246,574	83,308,953

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

Putnam RetirementReady 2060 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	144,478	$1,447,373	160,455	$1,742,760
Shares issued in connection with
reinvestment of distributions	7,718	84,587	4,317	41,396
	152,196	1,531,960	164,772	1,784,156
Shares repurchased	(111,361)	(1,121,827)	(64,189)	(694,153)
Net increase	40,835	$410,133	100,583	$1,090,003

98 RetirementReady® Funds

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	825	$9,260
Shares issued in connection with
reinvestment of distributions	97	1,061	140	1,345
	97	1,061	965	10,605
Shares repurchased	(532)	(5,534)	(308)	(3,176)
Net increase (decrease)	(435)	$(4,473)	657	$7,429

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	11,749	$124,438	7,359	$79,333
Shares issued in connection with
reinvestment of distributions	863	9,408	594	5,677
	12,612	133,846	7,953	85,010
Shares repurchased	(6,765)	(70,378)	(2,954)	(31,363)
Net increase	5,847	$63,468	4,999	$53,647

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	197	$2,157	974	$10,323
Shares issued in connection with
reinvestment of distributions	—	—	98	951
	197	2,157	1,072	11,274
Shares repurchased	(2,290)	(25,937)	(1,323)	(13,509)
Net decrease	(2,093)	$(23,780)	(251)	$(2,235)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	103	$1,111	672	$7,324
Shares issued in connection with
reinvestment of distributions	58	646	162	1,555
	161	1,757	834	8,879
Shares repurchased	(1,404)	(15,608)	(741)	(7,803)
Net increase (decrease)	(1,243)	$(13,851)	93	$1,076

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	63,764	$673,832	50,736	$548,004
Shares issued in connection with
reinvestment of distributions	4,193	46,331	3,277	31,625
	67,957	720,163	54,013	579,629
Shares repurchased	(58,969)	(623,104)	(21,040)	(228,422)
Net increase	8,988	$97,059	32,973	$351,207

RetirementReady® Funds 99

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	13,136	$136,779	10,657	$113,134
Shares issued in connection with
reinvestment of distributions	886	9,771	304	2,927
	14,022	146,550	10,961	116,061
Shares repurchased	(17,347)	(184,940)	(4,891)	(53,394)
Net increase (decrease)	(3,325)	$(38,390)	6,070	$62,667

Putnam RetirementReady 2055 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	623,416	$6,576,044	542,721	$6,038,097
Shares issued in connection with
reinvestment of distributions	103,934	1,116,284	148,198	1,425,664
	727,350	7,692,328	690,919	7,463,761
Shares repurchased	(511,605)	(5,377,552)	(418,253)	(4,743,994)
Net increase	215,745	$2,314,776	272,666	$2,719,767

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1	$11	—	$—
Shares issued in connection with
reinvestment of distributions	651	6,950	1,157	11,084
	652	6,961	1,157	11,084
Shares repurchased	(279)	(2,977)	(115)	(1,256)
Net increase	373	$3,984	1,042	$9,828

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	9,495	$97,002	14,909	$163,326
Shares issued in connection with
reinvestment of distributions	6,781	71,067	11,214	105,525
	16,276	168,069	26,123	268,851
Shares repurchased	(17,528)	(158,565)	(9,586)	(102,410)
Net increase (decrease)	(1,252)	$9,504	16,537	$166,441

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	578	$6,298	3,382	$37,493
Shares issued in connection with
reinvestment of distributions	—	—	1,168	11,246
	578	6,298	4,550	48,739
Shares repurchased	(10,991)	(123,726)	(912)	(9,770)
Net increase (decrease)	(10,413)	$(117,428)	3,638	$38,969

100 RetirementReady® Funds

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	4,003	$41,869	3,043	$34,455
Shares issued in connection with
reinvestment of distributions	582	6,299	735	7,124
	4,585	48,168	3,778	41,579
Shares repurchased	(1,798)	(16,885)	(9,961)	(124,952)
Net increase (decrease)	2,787	$31,283	(6,183)	$(83,373)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	162,493	$1,715,241	180,669	$2,030,183
Shares issued in connection with
reinvestment of distributions	44,535	483,648	67,932	659,615
	207,028	2,198,889	248,601	2,689,798
Shares repurchased	(179,464)	(1,898,650)	(116,283)	(1,312,340)
Net increase	27,564	$300,239	132,318	$1,377,458

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	34,190	$364,781	145,624	$1,636,237
Shares issued in connection with
reinvestment of distributions	3,889	42,393	44,075	427,526
	38,079	407,174	189,699	2,063,763
Shares repurchased	(68,630)	(739,363)	(477,869)	(5,513,345)
Net decrease	(30,551)	$(332,189)	(288,170)	$(3,449,582)

Putnam RetirementReady 2050 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	977,964	$16,982,681	842,057	$15,322,700
Shares issued in connection with
reinvestment of distributions	211,889	3,722,891	336,604	5,288,049
	1,189,853	20,705,572	1,178,661	20,610,749
Shares repurchased	(835,685)	(14,213,764)	(687,386)	(12,698,422)
Net increase	354,168	$6,491,808	491,275	$7,912,327

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	592	$10,272	267	$4,458
Shares issued in connection with
reinvestment of distributions	1,136	19,756	3,036	47,157
	1,728	30,028	3,303	51,615
Shares repurchased	(8,286)	(145,552)	(2,017)	(38,007)
Net increase (decrease)	(6,558)	$(115,524)	1,286	$13,608

RetirementReady® Funds 101

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	9,343	$152,977	9,041	$160,128
Shares issued in connection with
reinvestment of distributions	3,094	52,998	5,515	84,708
	12,437	205,975	14,556	244,836
Shares repurchased	(5,093)	(81,911)	(6,529)	(114,808)
Net increase	7,344	$124,064	8,027	$130,028

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	437	$7,873	2,204	$40,313
Shares issued in connection with
reinvestment of distributions	—	—	1,417	22,534
	437	7,873	3,621	62,847
Shares repurchased	(12,792)	(237,164)	(227)	(4,024)
Net increase (decrease)	(12,355)	$(229,291)	3,394	$58,823

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	5,123	$85,890	8,218	$148,082
Shares issued in connection with
reinvestment of distributions	2,012	34,947	6,206	96,317
	7,135	120,837	14,424	244,399
Shares repurchased	(2,995)	(45,920)	(26,531)	(475,061)
Net increase (decrease)	4,140	$74,917	(12,107)	$(230,662)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	115,791	$2,007,366	118,203	$2,165,592
Shares issued in connection with
reinvestment of distributions	45,949	813,759	89,394	1,415,103
	161,740	2,821,125	207,597	3,580,695
Shares repurchased	(227,074)	(3,714,744)	(159,516)	(2,928,763)
Net increase (decrease)	(65,334)	$(893,619)	48,081	$651,932

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	52,059	$926,863	335,202	$5,940,744
Shares issued in connection with
reinvestment of distributions	26,329	466,809	11,439	181,194
	78,388	1,393,672	346,641	6,121,938
Shares repurchased	(409,427)	(7,241,618)	(106,788)	(2,126,974)
Net increase (decrease)	(331,039)	$(5,847,946)	239,853	$3,994,964

102 RetirementReady® Funds

Putnam RetirementReady 2045 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	1,451,446	$27,829,162	1,151,371	$23,357,334
Shares issued in connection with
reinvestment of distributions	209,198	4,081,451	323,919	5,655,620
	1,660,644	31,910,613	1,475,290	29,012,954
Shares repurchased	(841,958)	(15,901,893)	(792,836)	(16,188,973)
Net increase	818,686	$16,008,720	682,454	$12,823,981

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	1,988	34,479	4,582	71,670
	1,988	34,479	4,582	71,670
Shares repurchased	(4,772)	(80,312)	(4,960)	(90,800)
Net decrease	(2,784)	$(45,833)	(378)	$(19,130)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	6,093	$100,444	9,942	$178,959
Shares issued in connection with
reinvestment of distributions	3,257	56,480	8,625	134,803
	9,350	156,924	18,567	313,762
Shares repurchased	(8,813)	(155,008)	(14,932)	(257,230)
Net increase	537	$1,916	3,635	$56,532

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	338	$6,489	1,085	$21,487
Shares issued in connection with
reinvestment of distributions	—	—	763	12,940
	338	6,489	1,848	34,427
Shares repurchased	(6,412)	(125,998)	(443)	(8,561)
Net increase (decrease)	(6,074)	$(119,509)	1,405	$25,866

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	2,437	$48,389	5,995	$124,577
Shares issued in connection with
reinvestment of distributions	567	11,642	4,704	85,329
	3,004	60,031	10,699	209,906
Shares repurchased	(2,314)	(42,697)	(48,405)	(1,043,138)
Net increase (decrease)	690	$17,334	(37,706)	$(833,232)

RetirementReady® Funds 103

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	66,833	$1,600,688	91,224	$2,238,593
Shares issued in connection with
reinvestment of distributions	22,801	559,297	48,759	1,055,634
	89,634	2,159,985	139,983	3,294,227
Shares repurchased	(108,672)	(2,545,649)	(75,048)	(1,858,244)
Net increase (decrease)	(19,038)	$(385,664)	64,935	$1,435,983

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	24,021	$577,429	127,577	$3,162,540
Shares issued in connection with
reinvestment of distributions	4,936	121,128	37,327	807,012
	28,957	698,557	164,904	3,969,552
Shares repurchased	(95,654)	(2,288,619)	(378,814)	(9,570,359)
Net decrease	(66,697)	$(1,590,062)	(213,910)	$(5,600,807)

Putnam RetirementReady 2040 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	1,753,725	$37,060,125	1,536,674	$33,900,314
Shares issued in connection with
reinvestment of distributions	387,197	8,340,224	631,770	12,275,285
	2,140,922	45,400,349	2,168,444	46,175,599
Shares repurchased	(1,404,667)	(29,636,328)	(1,101,118)	(24,085,799)
Net increase	736,255	$15,764,021	1,067,326	$22,089,800

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	379	$7,596
Shares issued in connection with
reinvestment of distributions	1,550	30,309	3,312	58,721
	1,550	30,309	3,691	66,317
Shares repurchased	(3,433)	(66,325)	(5,275)	(107,929)
Net decrease	(1,883)	$(36,016)	(1,584)	$(41,612)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	6,714	$126,165	6,773	$133,347
Shares issued in connection with
reinvestment of distributions	2,839	54,425	5,541	96,466
	9,553	180,590	12,314	229,813
Shares repurchased	(17,676)	(323,434)	(6,229)	(119,857)
Net increase (decrease)	(8,123)	$(142,844)	6,085	$109,956

104 RetirementReady® Funds

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	320	$6,474	1,474	$30,068
Shares issued in connection with
reinvestment of distributions	—	—	2,666	48,039
	320	6,474	4,140	78,107
Shares repurchased	(25,768)	(531,446)	(1,261)	(26,518)
Net increase (decrease)	(25,448)	$(524,972)	2,879	$51,589

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	3,195	$68,178	6,189	$142,812
Shares issued in connection with
reinvestment of distributions	717	16,235	723	14,741
	3,912	84,413	6,912	157,553
Shares repurchased	(377)	(7,211)	(3,134)	(74,345)
Net increase	3,535	$77,202	3,778	$83,208

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	134,127	$3,391,107	149,406	$3,932,519
Shares issued in connection with
reinvestment of distributions	41,423	1,087,363	74,932	1,754,150
	175,550	4,478,470	224,338	5,686,669
Shares repurchased	(317,128)	(7,711,917)	(207,946)	(5,547,829)
Net increase (decrease)	(141,578)	$(3,233,447)	16,392	$138,840

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	32,628	$845,471	118,638	$3,097,614
Shares issued in connection with
reinvestment of distributions	8,821	231,472	14,251	333,464
	41,449	1,076,943	132,889	3,431,078
Shares repurchased	(146,867)	(3,744,537)	(99,828)	(2,777,780)
Net increase (decrease)	(105,418)	$(2,667,594)	33,061	$653,298

Putnam RetirementReady 2035 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	2,087,988	$44,897,862	1,575,946	$34,823,026
Shares issued in connection with
reinvestment of distributions	231,263	5,060,043	392,180	7,757,325
	2,319,251	49,957,905	1,968,126	42,580,351
Shares repurchased	(1,205,895)	(25,593,325)	(871,564)	(19,487,473)
Net increase	1,113,356	$24,364,580	1,096,562	$23,092,878

RetirementReady® Funds 105

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1,907	$37,771	—	$—
Shares issued in connection with
reinvestment of distributions	1,153	22,978	3,552	64,193
	3,060	60,749	3,552	64,193
Shares repurchased	(12,175)	(236,911)	(5,897)	(118,991)
Net decrease	(9,115)	$(176,162)	(2,345)	$(54,798)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	11,496	$223,368	10,369	$206,159
Shares issued in connection with
reinvestment of distributions	3,254	64,270	7,816	140,210
	14,750	287,638	18,185	346,369
Shares repurchased	(27,785)	(530,858)	(2,651)	(52,187)
Net increase (decrease)	(13,035)	$(243,220)	15,534	$294,182

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	90	$1,910	693	$14,486
Shares issued in connection with
reinvestment of distributions	—	—	1,901	36,191
	90	1,910	2,594	50,677
Shares repurchased	(20,993)	(451,961)	(6,416)	(148,550)
Net decrease	(20,903)	$(450,051)	(3,822)	$(97,873)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	2,619	$53,610	5,724	$122,117
Shares issued in connection with
reinvestment of distributions	1,205	25,360	3,109	59,166
	3,824	78,970	8,833	181,283
Shares repurchased	(2,117)	(38,443)	(13,881)	(305,106)
Net increase (decrease)	1,707	$40,527	(5,048)	$(123,823)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	62,914	$1,632,310	133,217	$3,521,019
Shares issued in connection with
reinvestment of distributions	24,496	645,469	69,572	1,643,296
	87,410	2,277,779	202,789	5,164,315
Shares repurchased	(174,229)	(4,483,503)	(255,265)	(6,740,511)
Net decrease	(86,819)	$(2,205,724)	(52,476)	$(1,576,196)

106 RetirementReady® Funds

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	24,804	$636,576	194,059	$5,107,330
Shares issued in connection with
reinvestment of distributions	6,460	170,163	40,525	955,977
	31,264	806,739	234,584	6,063,307
Shares repurchased	(173,835)	(4,482,885)	(489,623)	(13,244,164)
Net decrease	(142,571)	$(3,676,146)	(255,039)	$(7,180,857)

Putnam RetirementReady 2030 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	2,653,598	$56,201,753	2,160,530	$46,940,993
Shares issued in connection with
reinvestment of distributions	354,427	7,620,178	612,956	12,142,668
	3,008,025	63,821,931	2,773,486	59,083,661
Shares repurchased	(1,984,534)	(42,025,523)	(1,627,481)	(35,333,506)
Net increase	1,023,491	$21,796,408	1,146,005	$23,750,155

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1,005	$20,782	—**	$2
Shares issued in connection with
reinvestment of distributions	1,277	26,070	3,462	65,161
	2,282	46,852	3,462	65,163
Shares repurchased	(11,176)	(224,379)	(10,758)	(219,457)
Net decrease	(8,894)	$(177,527)	(7,296)	$(154,294)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	13,283	$268,421	8,824	$179,515
Shares issued in connection with
reinvestment of distributions	2,719	55,111	5,339	99,999
	16,002	323,532	14,163	279,514
Shares repurchased	(16,622)	(326,624)	(11,257)	(229,345)
Net increase (decrease)	(620)	$(3,092)	2,906	$50,169

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	348	$7,393	1,859	$39,198
Shares issued in connection with
reinvestment of distributions	—	—	1,399	26,907
	348	7,393	3,258	66,105
Shares repurchased	(19,678)	(421,104)	(41)	(840)
Net increase (decrease)	(19,330)	$(413,711)	3,217	$65,265

RetirementReady® Funds 107

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	3,724	$74,587	8,646	$178,904
Shares issued in connection with
reinvestment of distributions	1,215	24,717	1,995	37,491
	4,939	99,304	10,641	216,395
Shares repurchased	(8,160)	(159,503)	(5,166)	(108,358)
Net increase (decrease)	(3,221)	$(60,199)	5,475	$108,037

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	176,797	$4,427,349	259,567	$6,605,529
Shares issued in connection with
reinvestment of distributions	37,891	954,866	69,649	1,606,100
	214,688	5,382,215	329,216	8,211,629
Shares repurchased	(245,970)	(5,948,195)	(175,034)	(4,430,970)
Net increase (decrease)	(31,282)	$(565,980)	154,182	$3,780,659

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	33,796	$831,967	126,144	$3,186,813
Shares issued in connection with
reinvestment of distributions	9,876	248,680	21,132	486,881
	43,672	1,080,647	147,276	3,673,694
Shares repurchased	(194,503)	(4,817,514)	(122,637)	(3,240,941)
Net increase (decrease)	(150,831)	$(3,736,867)	24,639	$432,753

** Amount represents less than 1 share.

Putnam RetirementReady 2025 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	3,278,516	$70,243,860	2,019,000	$43,854,632
Shares issued in connection with
reinvestment of distributions	193,776	4,183,614	302,815	6,086,586
	3,472,292	74,427,474	2,321,815	49,941,218
Shares repurchased	(1,602,676)	(34,019,680)	(1,255,653)	(27,466,956)
Net increase	1,869,616	$40,407,794	1,066,162	$22,474,262

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1,647	$32,646	5	$95
Shares issued in connection with
reinvestment of distributions	728	14,642	3,027	56,634
	2,375	47,288	3,032	56,729
Shares repurchased	(14,483)	(287,789)	(13,576)	(272,999)
Net decrease	(12,108)	$(240,501)	(10,544)	$(216,270)

108 RetirementReady® Funds

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	17,131	$333,476	21,472	$438,239
Shares issued in connection with
reinvestment of distributions	3,127	62,357	7,926	147,508
	20,258	395,833	29,398	585,747
Shares repurchased	(16,791)	(331,884)	(13,679)	(269,914)
Net increase	3,467	$63,949	15,719	$315,833

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	51	$1,060	3,010	$59,383
Shares issued in connection with
reinvestment of distributions	—	—	650	12,356
	51	1,060	3,660	71,739
Shares repurchased	(9,579)	(199,208)	(4,354)	(87,935)
Net decrease	(9,528)	$(198,148)	(694)	$(16,196)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	6,485	$127,800	8,150	$166,110
Shares issued in connection with
reinvestment of distributions	276	5,593	1,509	28,424
	6,761	133,393	9,659	194,534
Shares repurchased	(22,069)	(412,988)	(36,156)	(758,646)
Net decrease	(15,308)	$(279,595)	(26,497)	$(564,112)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	125,813	$2,716,657	293,754	$6,419,257
Shares issued in connection with
reinvestment of distributions	31,868	693,450	63,375	1,282,706
	157,681	3,410,107	357,129	7,701,963
Shares repurchased	(363,849)	(7,627,701)	(204,305)	(4,409,654)
Net increase (decrease)	(206,168)	$(4,217,594)	152,824	$3,292,309

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	40,070	$838,834	233,556	$5,100,487
Shares issued in connection with
reinvestment of distributions	6,371	138,642	41,299	834,647
	46,441	977,476	274,855	5,935,134
Shares repurchased	(235,445)	(5,111,941)	(546,416)	(12,203,508)
Net decrease	(189,004)	$(4,134,465)	(271,561)	$(6,268,374)

RetirementReady® Funds 109

Putnam RetirementReady 2020 Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	4,636,715	$86,502,364	2,830,122	$53,668,895
Shares issued in connection with
reinvestment of distributions	312,361	5,878,625	509,508	9,064,139
	4,949,076	92,380,989	3,339,630	62,733,034
Shares repurchased	(3,580,363)	(66,796,557)	(2,482,458)	(47,019,537)
Net increase	1,368,713	$25,584,432	857,172	$15,713,497

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1,625	$29,350	547	$9,795
Shares issued in connection with
reinvestment of distributions	644	11,706	1,974	33,917
	2,269	41,056	2,521	43,712
Shares repurchased	(14,216)	(256,735)	(9,998)	(179,525)
Net decrease	(11,947)	$(215,679)	(7,477)	$(135,813)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	25,470	$453,274	18,196	$328,795
Shares issued in connection with
reinvestment of distributions	1,895	34,358	5,061	86,799
	27,365	487,632	23,257	415,594
Shares repurchased	(22,493)	(403,915)	(46,683)	(852,429)
Net increase (decrease)	4,872	$83,717	(23,426)	$(436,835)

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	190	$3,599	473	$8,840
Shares issued in connection with
reinvestment of distributions	—	—	300	5,267
	190	3,599	773	14,107
Shares repurchased	(7,058)	(133,536)	(2,342)	(45,269)
Net decrease	(6,868)	$(129,937)	(1,569)	$(31,162)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	1,333	$24,258	21,501	$394,906
Shares issued in connection with
reinvestment of distributions	198	3,641	6,311	108,177
	1,531	27,899	27,812	503,083
Shares repurchased	(3,326)	(57,639)	(132,257)	(2,439,812)
Net decrease	(1,795)	$(29,740)	(104,445)	$(1,936,729)

110 RetirementReady® Funds

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	40,986	$873,875	107,298	$2,312,699
Shares issued in connection with
reinvestment of distributions	12,384	265,141	24,482	493,801
	53,370	1,139,016	131,780	2,806,500
Shares repurchased	(135,819)	(2,884,116)	(115,186)	(2,457,687)
Net increase (decrease)	(82,449)	$(1,745,100)	16,594	$348,813

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	40,572	$859,727	108,362	$2,312,896
Shares issued in connection with
reinvestment of distributions	4,104	87,782	7,202	145,040
	44,676	947,509	115,564	2,457,936
Shares repurchased	(131,507)	(2,748,155)	(57,421)	(1,246,277)
Net increase (decrease)	(86,831)	$(1,800,646)	58,143	$1,211,659

Putnam RetirementReady Maturity Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	2,192,364	$37,926,250	2,180,087	$37,546,640
Shares issued in connection with
reinvestment of distributions	168,755	2,917,774	180,974	3,048,630
	2,361,119	40,844,024	2,361,061	40,595,270
Shares repurchased	(1,986,830)	(34,088,439)	(1,689,907)	(29,037,898)
Net increase	374,289	$6,755,585	671,154	$11,557,372

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	427	$7,139
Shares issued in connection with
reinvestment of distributions	701	11,849	1,099	17,953
	701	11,849	1,526	25,092
Shares repurchased	(12,396)	(209,361)	(10,848)	(181,432)
Net decrease	(11,695)	$(197,512)	(9,322)	$(156,340)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	816	$13,858	15,574	$257,065
Shares issued in connection with
reinvestment of distributions	1,102	18,676	2,016	32,929
	1,918	32,534	17,590	289,994
Shares repurchased	(14,553)	(244,255)	(23,537)	(396,491)
Net decrease	(12,635)	$(211,721)	(5,947)	$(106,497)

RetirementReady® Funds 111

	YEAR ENDED 7/31/20*		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	189	$3,345	2,446	$41,478
Shares issued in connection with
reinvestment of distributions	35	614	822	13,757
	224	3,959	3,268	55,235
Shares repurchased	(9,451)	(166,435)	(25,863)	(444,833)
Net decrease	(9,227)	$(162,476)	(22,595)	$(389,598)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	31,039	$541,321	8,915	$152,531
Shares issued in connection with
reinvestment of distributions	1,187	20,464	946	15,898
	32,226	561,785	9,861	168,429
Shares repurchased	(5,737)	(98,418)	(6,807)	(114,956)
Net increase	26,489	$463,367	3,054	$53,473

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	16,550	$287,712	24,616	$424,769
Shares issued in connection with
reinvestment of distributions	4,997	86,661	7,668	129,857
	21,547	374,373	32,284	554,626
Shares repurchased	(43,335)	(730,037)	(82,304)	(1,436,394)
Net decrease	(21,788)	$(355,664)	(50,020)	$(881,768)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	23,605	$404,747	154,771	$2,648,897
Shares issued in connection with
reinvestment of distributions	4,047	70,350	10,873	183,726
	27,652	475,097	165,644	2,832,623
Shares repurchased	(166,907)	(2,859,964)	(247,262)	(4,349,617)
Net decrease	(139,255)	$(2,384,867)	(81,618)	$(1,516,994)

* Effective November 25, 2019, each fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

112 RetirementReady® Funds

At the close of the reporting period, Putnam Investments, LLC owned the following shares of each fund:

		Percentage of	Fair value at the
		shares	end of the
	Shares owned	outstanding	reporting period
Putnam RetirementReady 2060 Fund class B	1,211	78.03%	$13,273
Putnam RetirementReady 2060 Fund class R	1,224	100.00	13,582
Putnam RetirementReady 2060 Fund class Y	1,254	17.61	13,894

At the close of the reporting period, the following funds had shareholders of record that owned the following percentages of the outstanding shares of the fund.

Putnam RetirementReady 2060 Fund	24.0%
Putnam RetirementReady 2055 Fund	21.3%
Putnam RetirementReady 2050 Fund	11.5%
Putnam RetirementReady 2045 Fund	7.8%
Putnam RetirementReady 2040 Fund	5.7%
Putnam RetirementReady 2035 Fund	7.5%
Putnam RetirementReady 2030 Fund	6.6%
Putnam RetirementReady 2025 Fund	5.8%

RetirementReady® Funds 113

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which a fund owned at least 5% of the outstanding voting securities, were as follows:

Putnam RetirementReady 2060 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$14,613	$20,700	$14,745	$667	$—	$(415)	$(349)	2,105	$19,804
Putnam Multi-Asset Absolute
Return Fund Class P	236,699	304,900	243,533	—	—	(8,849)	(9,009)	25,731	280,208
Putnam Dynamic Asset Allocation
Equity Fund Class P	1,771,280	1,847,819	1,591,223	33,228	13,859	(21,671)	167,882	173,927	2,174,087
Putnam Dynamic Asset Allocation
Growth Fund Class P	387,479	396,290	335,713	8,674	—	(2,317)	26,826	27,847	472,565
Putnam Government Money
Market Fund Class G	11,217	93,505	92,269	89	—	—	—	12,453	12,453
Totals	$2,421,288	$2,663,214	$2,277,483	$42,658	$13,859	$(33,252)	$185,350		$2,959,117

Putnam RetirementReady 2055 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$202,277	$177,701	$93,225	$9,364	$—	$(2,732)	$(7,754)	29,359	$276,267
Putnam Multi-Asset Absolute
Return Fund Class P	2,182,467	1,419,223	1,172,629	—	—	(95,323)	(53,193)	209,416	2,280,545
Putnam Dynamic Asset Allocation
Equity Fund Class P	14,668,320	6,010,130	6,965,931	234,449	97,785	(958,116)	1,673,002	1,154,192	14,427,405
Putnam Dynamic Asset Allocation
Growth Fund Class P	5,212,252	3,723,704	2,237,357	119,064	—	(234,121)	540,375	412,779	7,004,853
Putnam Government Money
Market Fund Class G	99,697	701,259	698,636	826	—	—	—	102,320	102,320
Totals	$22,365,013	$12,032,017	$11,167,778	$363,703	$97,785	$(1,290,292)	$2,152,430		$24,091,390

114 RetirementReady® Funds	RetirementReady® Funds 115

Putnam RetirementReady 2050 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$1,097,664	$769,367	$545,961	$49,809	$—	$(18,212)	$(38,779)	134,334	$1,264,079
Putnam Multi-Asset Absolute
Return Fund Class P	6,665,203	3,557,497	3,505,047	—	—	(309,414)	(147,646)	574,894	6,260,593
Putnam Dynamic Asset Allocation
Equity Fund Class P	33,269,885	10,306,227	17,109,661	534,396	222,889	(1,845,545)	3,191,417	2,224,986	27,812,323
Putnam Dynamic Asset Allocation
Growth Fund Class P	26,880,424	13,526,675	11,283,743	612,331	—	(899,744)	2,163,590	1,790,642	30,387,202
Putnam Government Money
Market Fund Class G	302,397	1,940,831	1,968,216	2,583	—	—	—	275,012	275,012
Totals	$68,215,573	$30,100,597	$34,412,628	$1,199,119	$222,889	$(3,072,915)	$5,168,582		$65,999,209

Putnam RetirementReady 2045 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$1,778,710	$1,078,453	$758,911	$78,024	$—	$(32,077)	$(61,757)	213,009	$2,004,418
Putnam Multi-Asset Absolute
Return Fund Class P	7,338,068	5,988,697	3,342,951	—	—	(326,112)	(242,300)	864,592	9,415,402
Putnam Dynamic Asset Allocation
Equity Fund Class P	19,947,051	7,048,379	12,383,554	288,769	120,441	(1,368,735)	2,028,098	1,221,699	15,271,239
Putnam Dynamic Asset Allocation
Growth Fund Class P	41,263,412	25,607,866	13,491,255	955,302	—	(1,316,469)	3,811,900	3,292,602	55,875,454
Putnam Government Money
Market Fund Class G	452,104	5,621,146	5,164,595	5,504	—	—	—	908,655	908,655
Totals	$70,779,345	$45,344,541	$35,141,266	$1,327,599	$120,441	$(3,043,393)	$5,535,941		$83,475,168

Putnam RetirementReady 2040 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$5,350,769	$2,815,524	$1,906,729	$234,829	$—	$(84,517)	$(196,264)	635,365	$5,978,783
Putnam Multi-Asset Absolute
Return Fund Class P	23,111,533	12,992,586	8,460,013	—	—	(792,171)	(902,365)	2,382,881	25,949,570
Putnam Dynamic Asset Allocation
Balanced Fund Class P	9,649,008	9,389,077	3,432,881	294,616	—	(222,342)	941,572	1,067,654	16,324,434
Putnam Dynamic Asset Allocation
Equity Fund Class P	11,796,247	1,471,174	11,539,857	101,703	42,419	(798,513)	644,407	125,877	1,573,458
Putnam Dynamic Asset Allocation
Growth Fund Class P	113,062,680	34,361,670	34,749,436	2,293,159	—	(259,863)	5,616,437	6,955,302	118,031,488
Putnam Government Money
Market Fund Class G	3,385,978	28,219,529	27,248,725	33,915	—	—	—	4,356,782	4,356,782
Totals	$166,356,215	$89,249,560	$87,337,641	$2,958,222	$42,419	$(2,157,406)	$6,103,787		$172,214,515

116 RetirementReady® Funds	RetirementReady® Funds 117

Putnam RetirementReady 2035 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$8,050,924	$6,303,250	$2,722,602	$411,055	$—	$(95,978)	$(365,918)	1,187,001	$11,169,676
Putnam Multi-Asset Absolute
Return Fund Class P	23,525,462	15,056,885	8,688,325	—	—	(949,644)	(864,972)	2,578,458	28,079,406
Putnam Dynamic Asset Allocation
Balanced Fund Class P	36,514,610	30,258,815	12,514,771	1,076,075	—	(750,049)	3,399,426	3,721,912	56,908,031
Putnam Dynamic Asset Allocation
Growth Fund Class P	59,215,542	18,742,822	33,464,703	1,063,076	—	(2,864,821)	4,930,829	2,743,646	46,559,669
Putnam Government Money
Market Fund Class G	4,114,131	31,497,499	30,715,770	39,400	—	—	—	4,895,860	4,895,860
Totals	$131,420,669	$101,859,271	$88,106,171	$2,589,606	$—	$(4,660,492)	$7,099,365		$147,612,642

Putnam RetirementReady 2030 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$23,449,968	$12,968,572	$6,618,035	$1,094,258	$—	$(219,949)	$(964,539)	3,041,022	$28,616,017
Putnam Multi-Asset Absolute
Return Fund Class P	47,406,567	23,734,193	14,287,113	—	—	(898,526)	(2,529,836)	4,905,903	53,425,285
Putnam Dynamic Asset Allocation
Balanced Fund Class P	106,935,011	45,149,836	34,710,308	2,613,793	—	178,837	5,522,331	8,049,425	123,075,707
Putnam Dynamic Asset Allocation
Conservative Fund Class P	4,310,352	7,335,844	1,828,523	182,677	18,943	6,689	459,506	910,077	10,283,868
Putnam Dynamic Asset Allocation
Growth Fund Class P	25,045,741	3,300,639	24,799,641	255,469	—	(1,009,744)	734,817	192,800	3,271,812
Putnam Government Money
Market Fund Class G	9,137,359	64,077,026	62,902,117	83,298	—	—	—	10,312,268	10,312,268
Totals	$216,284,998	$156,566,110	$145,145,737	$4,229,495	$18,943	$(1,942,693)	$3,222,279		$228,984,957

Putnam RetirementReady 2025 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$23,445,396	$17,274,113	$8,480,699	$1,162,909	$—	$(302,132)	$(957,133)	3,292,194	$30,979,545
Putnam Multi-Asset Absolute
Return Fund Class P	38,838,945	27,873,379	14,417,742	—	—	(1,607,054)	(1,417,204)	4,524,364	49,270,324
Putnam Dynamic Asset Allocation
Balanced Fund Class P	51,988,260	24,020,726	31,781,429	1,137,301	—	(1,535,236)	3,550,379	3,024,375	46,242,700
Putnam Dynamic Asset Allocation
Conservative Fund Class P	22,121,583	21,653,916	9,225,739	753,555	87,174	(51,785)	1,667,228	3,200,460	36,165,203
Putnam Government Money
Market Fund Class G	7,816,426	62,789,813	60,774,192	77,606	—	—	—	9,832,047	9,832,047
Totals	$144,210,610	$153,611,947	$124,679,801	$3,131,371	$87,174	$(3,496,207)	$2,843,270		$172,489,819

118 RetirementReady® Funds	RetirementReady® Funds 119

Putnam RetirementReady 2020 Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$53,225,288	$18,359,316	$18,283,094	$2,229,887	$—	$(594,386)	$(1,827,143)	5,407,012	$50,879,981
Putnam Multi-Asset Absolute
Return Fund Class P	63,289,739	54,731,764	29,617,795	—	—	(3,215,114)	(1,343,597)	7,699,265	83,844,997
Putnam Dynamic Asset Allocation
Balanced Fund Class P	19,619,763	3,592,239	20,662,083	242,109	—	(385,282)	383,137	166,630	2,547,774
Putnam Dynamic Asset Allocation
Conservative Fund Class P	62,718,438	36,475,568	26,179,527	1,745,810	202,409	573,018	3,069,603	6,783,814	76,657,100
Putnam Government Money
Market Fund Class G	12,488,019	82,860,326	82,128,872	109,762	—	—	—	13,219,473	13,219,473
Totals	$211,341,247	$196,019,213	$176,871,371	$4,327,568	$202,409	$(3,621,764)	$282,000		$227,149,325

Putnam RetirementReady Maturity Fund

							Change in
							unrealized	Shares
	Fair value as	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Affiliates	of 7/31/19	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/20	as of 7/31/20
Putnam Fixed Income Absolute
Return Fund Class P	$33,968,968	$13,867,547	$12,653,198	$1,448,713	$—	$(364,396)	$(1,161,578)	3,576,763	$33,657,343
Putnam Multi-Asset Absolute
Return Fund Class P	34,021,088	14,856,826	12,061,532	—	—	(1,290,081)	(1,154,013)	3,156,317	34,372,288
Putnam Dynamic Asset Allocation
Conservative Fund Class P	38,210,475	14,613,058	15,636,033	981,712	117,207	179,173	1,623,510	3,450,459	38,990,183
Putnam Government Money
Market Fund Class G	6,668,530	42,909,143	42,958,190	59,245	—	—	—	6,619,483	6,619,483
Totals	$112,869,061	$86,246,574	$83,308,953	$2,489,670	$117,207	$(1,475,304)	$(692,081)		$113,639,297

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam funds contain additional information about the expenses and investments of the underlying Putnam funds and are available upon request.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact each fund’s performance.

Note 7: Actions by the Trustees

Consistent with Putnam RetirementReady 2020 Fund’s stated prospectus disclosure, the Trustees of the funds have approved an agreement and plan of reorganization for Putnam RetirementReady 2020 Fund whereby the fund will be merged into Putnam RetirementReady Maturity Fund. This transaction is expected to occur no later than November 30, 2020.

120 RetirementReady® Funds	RetirementReady® Funds 121

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the following funds hereby designate the following monies as a capital gain dividend with respect to the taxable year ended July 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Amount
Putnam RetirementReady 2060 Fund	$43,508
Putnam RetirementReady 2045 Fund	2,652,316
Putnam RetirementReady 2035 Fund	4,236,835
Putnam RetirementReady 2030 Fund	5,123,505
Putnam RetirementReady 2025 Fund	2,561,100
Putnam RetirementReady 2020 Fund	2,604,003
Putnam RetirementReady Maturity Fund	615,032

Each fund designated the following percentages of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Qualifying %
Putnam RetirementReady 2060 Fund	51.95%
Putnam RetirementReady 2055 Fund	100.00
Putnam RetirementReady 2050 Fund	86.58
Putnam RetirementReady 2045 Fund	70.90
Putnam RetirementReady 2040 Fund	66.35
Putnam RetirementReady 2035 Fund	54.28
Putnam RetirementReady 2030 Fund	42.27
Putnam RetirementReady 2025 Fund	30.33
Putnam RetirementReady 2020 Fund	18.05
Putnam RetirementReady Maturity Fund	14.05

122 RetirementReady® Funds

For the reporting period, each fund hereby designates the following percentages, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

Qualifying %
Putnam RetirementReady 2060 Fund	64.98%
Putnam RetirementReady 2055 Fund	100.00
Putnam RetirementReady 2050 Fund	100.00
Putnam RetirementReady 2045 Fund	100.00
Putnam RetirementReady 2040 Fund	100.00
Putnam RetirementReady 2035 Fund	81.92
Putnam RetirementReady 2030 Fund	59.65
Putnam RetirementReady 2025 Fund	42.42
Putnam RetirementReady 2020 Fund	25.63
Putnam RetirementReady Maturity Fund	20.05

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

RetirementReady® Funds 123

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

124 RetirementReady® Funds

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a U.S. private nursing and medical services education provider; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

RetirementReady® Funds 125

Officers

In addition to Robert L. Reynolds, the other officers of each fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

126 RetirementReady® Funds

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

RetirementReady® Funds 127

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

128 RetirementReady® Funds

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam RetirementReady® Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. Each fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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Call Putnam at 1-800-225-1581.

AN097 322625 9/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2020	$164,766	$35,000*	$54,524	$ —
July 31, 2019	$186,477	$ —	$60,535	$ —

*	Fees billed to the fund for services relating to a fund merger

For the fiscal years ended July 31, 2020 and July 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $435,366 and $607,519 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2020	$ —	$345,842	$ —	$ —
July 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Target Date Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2020